EXECUTION VERSION USActive 60710914.5 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of October 7, 2024, among NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”), NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), the equityholder (in such capacity, the “Equityholder”) and the seller (in such capacity, the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”), as a lender (in such capacity, the “WF Lender”) and as swingline lender (in such capacity, the “Swingline Lender”), WESTERN ALLIANCE TRUST COMPANY, N.A., as the collateral custodian (the “Collateral Custodian”) and each of the lenders party hereto (each a “Lender” and, together with the WF Lender, the “Lenders”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Seller, the Administrative Agent, the Swingline Lender, the Lenders, the Collateral Custodian and the other lenders party from time to time thereto are parties to the Loan and Security Agreement, dated as of May 23, 2024 (as may be amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; WHEREAS, the Borrower, the Administrative Agent and Western Alliance Trust Company, N.A., as the securities intermediary (the “Securities Intermediary”) are parties to the Account Control Agreement, dated as of May 23, 2024 (as may be amended from time to time prior to the date hereof, the “SACA”); WHEREAS, Augustar Life Insurance Company shall become a Lender under the LSA as of the date hereof; WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Collateral Custodian and the Lenders desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein; and WHEREAS, the Borrower, the Administrative Agent and the Securities Intermediary desire to amend the SACA in accordance with Section 10(b) thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. USActive 60710914.5 2 ARTICLE II Amendments SECTION 2.1. As of the date of this Amendment, the LSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. SECTION 2.2. As of the date of this Amendment, the Schedules and Exhibits to the LSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Schedules and Exhibits to the LSA attached as Appendix B hereto. SECTION 2.3. As of the date of this Amendment, the SACA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the SACA attached as Appendix C hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied: i. the execution and delivery of this Amendment by each party hereto; ii. the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; USActive 60710914.5 3 iii. the Administrative Agent’s receipt of a good standing certificate for the Borrower by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and iv. the Borrower shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. USActive 60710914.5 4 SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower By:____________________________________ Name: Title: Chief Operating Officer Laura C. Holson Docusign Envelope ID: 188B9A56-7487-4A67-9EBF-883B066453EB [Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as Collateral Manager By:____________________________________ Name: Title: Chief Operating Officer Laura C. Holson Docusign Envelope ID: 188B9A56-7487-4A67-9EBF-883B066453EB [Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller By:____________________________________ Name: Title: Laura C. Holson Chief Operating Officer Docusign Envelope ID: 188B9A56-7487-4A67-9EBF-883B066453EB [Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: R. Beale Pope Managing Director

[Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and the Swingline Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director [Signature Page to Amendment No. 1 to Loan and Security Agreement (Guardian IV)] WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian By:____________________________________ Name: Jennifer Kelley Title: Senior Transaction Manager APPENDIX A

EXECUTION VERSION Conformed through First Amendment, dated as of October 7, 2024 Up To U.S. $250,000,000500,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Collateral Manager NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, (Swingline Lender) WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian Dated as of May 23, 2024 USActive 60440347.760440347.13 TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 4853 Section 1.3. Computation of Time Periods. 4853 Section 1.4. Interpretation. 4854 ARTICLE II. THE FACILITY 5056 Section 2.1. Advances. 5056 Section 2.2. Procedures for Advances by the Lenders. 5157 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 5359 Section 2.4. Determination of Interest and Non-Usage Fee. 5460 Section 2.5. [Reserved]. 5461 Section 2.6. Principal Repayments. 5461 Section 2.7. Settlement Procedures. 5461 Section 2.8. Alternate Settlement Procedures. 5764 Section 2.9. Collections and Allocations. 5865 Section 2.10. Payments, Computations, Etc. 6067 Section 2.11. Fees. 6168 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 6168 Section 2.13. Taxes. 6370 Section 2.14. Discretionary Sales. 6774 Section 2.15. Assignment of the Sale Agreement. 6876 Section 2.16. Effect of Benchmark Transition Event. 6976 Section 2.17. Refunding of Swingline Advances. 7077 Section 2.18. Mitigation Obligations; Replacement of Lenders. 7178 Section 2.19. Defaulting Lenders. 7279 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 7481 Section 3.1. Conditions to Closing and Initial Advance. 7481 Section 3.2. Conditions Precedent to All Advances and Reinvestments. 7683 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 7885 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 8087 Section 4.1. Representations and Warranties of the Borrower. 8087 Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. 8996 Section 4.3. Representations and Warranties of the Collateral Manager. 9097 i USActive 60440347.760440347.13 TABLE OF CONTENTS (continued) Page Section 4.4. Representations and Warranties of the Collateral Custodian. 9399 Section 4.5. Representations and Warranties of the Seller. 93100 ARTICLE V. GENERAL COVENANTS 94101 Section 5.1. Affirmative Covenants of the Borrower. 94101 Section 5.2. Negative Covenants of the Borrower. 100107 Section 5.3. Affirmative Covenants of the Collateral Manager. 102109 Section 5.4. Negative Covenants of the Collateral Manager. 106113 Section 5.5. Affirmative Covenants of the Collateral Custodian. 107114 Section 5.6. Negative Covenants of the Collateral Custodian. 108115 Section 5.7. Covenants of the Seller. 108115 ARTICLE VI. COLLATERAL MANAGEMENT 109116 Section 6.1. Designation of the Collateral Manager. 109116 Section 6.2. Duties of the Collateral Manager. 109116 Section 6.3. Authorization of the Collateral Manager. 111118 Section 6.4. Collection of Payments; Accounts. 111118 Section 6.5. Realization Upon Defaulted or Delinquent Loans. 112119 Section 6.6. [Reserved]. 113120 Section 6.7. Payment of Certain Expenses by Collateral Manager. 113120 Section 6.8. Reports. 113120 Section 6.9. Annual Statement as to Compliance. 114121 Section 6.10. The Collateral Manager Not to Resign. 115122 Section 6.11. Collateral Manager Defaults. 115122 ARTICLE VII. THE COLLATERAL CUSTODIAN 115122 Section 7.1. Designation of Collateral Custodian. 115122 Section 7.2. Duties of Collateral Custodian. 116123 Section 7.3. Merger or Consolidation. 120127 Section 7.4. Collateral Custodian Compensation. 120127 Section 7.5. Collateral Custodian Removal. 120127 Section 7.6. Limitation on Liability. 121128 Section 7.7. Resignation of the Collateral Custodian. 123130 Section 7.8. Release of Documents. 123130 Section 7.9. Return of Underlying Instruments. 124131 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. 124131 ii USActive 60440347.760440347.13 TABLE OF CONTENTS (continued) Page ARTICLE VIII. SECURITY INTEREST 125132 Section 8.1. Grant of Security Interest. 125132 Section 8.2. Release of Lien on Collateral. 126133 Section 8.3. Further Assurances. 126133 Section 8.4. Remedies. 126133 Section 8.5. Waiver of Certain Laws. 127134 Section 8.6. Power of Attorney. 128135 ARTICLE IX. EVENTS OF DEFAULT 128135 Section 9.1. Events of Default. 128135 Section 9.2. Remedies. 131138 ARTICLE X. INDEMNIFICATION 132139 Section 10.1. Indemnities by the Borrower. 132139 Section 10.2. Indemnities by the Collateral Manager. 135142 Section 10.3. Taxes. 136143 ARTICLE XI. THE ADMINISTRATIVE AGENT 136143 Section 11.1. Appointment. 136143 Section 11.2. Exculpatory Provisions. 137144 Section 11.3. Administrative Agent’s Reliance, Etc. 138145 Section 11.4. Credit Decision with Respect to the Administrative Agent. 138145 Section 11.5. Indemnification of the Administrative Agent. 138145 Section 11.6. Successor Administrative Agent. 139146 Section 11.7. Delegation of Duties. 139146 Section 11.8. Payments by the Administrative Agent. 140147 Section 11.9. Collateral Matters. 140147 Section 11.10. Erroneous Payments. 140147 ARTICLE XII. MISCELLANEOUS 143150 Section 12.1. Amendments and Waivers. 143150 Section 12.2. Notices, Etc. 144151 Section 12.3. Ratable Payments. 145152 Section 12.4. No Waiver; Remedies. 145152 Section 12.5. Binding Effect; Benefit of Agreement. 145152 Section 12.6. Term of this Agreement. 145152 iii USActive 60440347.760440347.13

TABLE OF CONTENTS (continued) Page Section 12.7. Governing Law; Waiver of Jury Trial. 145152 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. 146153 Section 12.9. Costs and Expenses. 146153 Section 12.10. No Proceedings. 147154 Section 12.11. Recourse Against Certain Parties. 147154 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 148155 Section 12.13. Confidentiality. 149156 Section 12.14. Execution in Counterparts; Severability; Integration. 151158 Section 12.15. Waiver of Setoff. 151158 Section 12.16. Status of Lenders; Assignments by the Lenders. 151158 Section 12.17. Heading and Exhibits. 153160 Section 12.18. Intent of the Parties. 153160 Section 12.19. Recognition of the U.S. Special Resolution Regimes. 153160 iv USActive 60440347.760440347.13 WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Account”: Any of the Canadian Dollar Account, the Collateral Account, the Euro Account, the GBP Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof reasonably deemed appropriate or necessary by the Securities Intermediary or the Administrative Agent for convenience in administering such accounts. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. “Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date, and (b) any subsequent Payment Date, the period from but excluding the Determination Date preceding the previous Payment Date to and including the Determination Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Administrative Agent”: Wells Fargo, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document or otherwise required to be reimbursed by the Borrower, including, but not limited to, the Collateral Manager, the Independent Manager, any third party service provider to the Borrower, any Lender, the Administrative Agent or the Collateral Custodian, any Approved Broker Dealer or Approved Valuation Firm, accountants, agents and counsel of any of the foregoing for 2 USActive 60440347.760440347.13 reasonable fees and expenses or any other Person in respect of any other reasonable fees, expenses, or other payments (including indemnification payments). “Advance”: Each funding by the Lenders (including the Swingline Lender) hereunder (including each Loan Advance, each Swingline Advance and each advance made for the purpose of refunding the Swingline Lender for any Swingline Advances pursuant to Section 2.17(a)). “Advance Date”: With respect to any Advance, the date on which such Advance is made. “Advance Rate”: With respect to (a) any Broadly Syndicated Loan, 70%, (b) any First Lien Middle Market Loan, 67.5%, (c) any Recurring Revenue Loan, 55%, (d) any First Lien Last Out Loan, 45% and (e) any Second Lien Loan, 25%. “Advances Outstanding”: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day; provided that, in each case, other than as explicitly set forth herein, if such Advances and repayments are denominated in an Available Currency other than Dollars, Advances Outstanding shall be measured in respect of the equivalent in Dollars of such amounts, determined by the Borrower (or the Collateral Manager on its behalf) using the Applicable Exchange Rate. “Affected Party”: The Administrative Agent, each Lender, all assignees and participants of each Lender and any sub-agent of the Administrative Agent. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (A) zero and (B) the least of: (a) an amount equal to (i) the product of (x) the Aggregate OLB on such date minus the Excess Concentration Amount on such date and (y) the Weighted Average Advance Rate, on such date, plus (ii) the amount on deposit in the Principal Collection Account on such date minus (iii) the greater of (x) zero and (y)(A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date; (b) an amount equal to (i) the Aggregate OLB on such date, minus (ii) the Required Minimum Equity Amount on such date, plus (iii) the amount on deposit in the Principal Collection Account on such date, minus (iv) the greater of (x) zero and (y) (A) the 3 USActive 60440347.760440347.13 Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date minus (v) the Excess Concentration Amount; and (c) an amount equal to (i) the Facility Amount as of such date, minus (ii) the greater of (x) zero and (y) (A) the Aggregate Unfunded Exposure Amount on such date, minus (B) the amount on deposit in the Unfunded Exposure Account on such date. “Aggregate OLB”: On any date of determination, the sum of the OLBs of all Eligible Loans on such date. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Agreement”: The meaning specified in the Preamble. “Anti-Corruption Laws”: (a) The U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Exchange Rate”: With respect to any Available Currency (other than Dollars) on any date of determination (x) the applicable currency-Dollar spot rate obtained by the Borrower (or the Collateral Manager on its behalf) on such date through customary banking channels or (y) if the Borrower (or the Collateral Manager on its behalf) fails to obtain a spot rate pursuant to clause (x), the applicable currency-Dollar spot rate provided (either by publication or otherwise provided or made available to the Administrative Agent) on the Thomson Reuters screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Reference Rate”: (a) With respect to Advances denominated in Dollars, Daily Simple SOFR, (b) with respect to any Advances denominated in Canadian Dollars, Daily 4 USActive 60440347.760440347.13

Simple CORRA, (c) with respect to any Advances denominated in GBP, Daily Simple SONIA or (d) with respect to any Advances denominated in Euros, EURIBOR. “Applicable Spread”: 2.30% per annum; provided that, upon the occurrence and during the existence of an Event of Default (including the occurrence of the Termination Date) the Applicable Spread will increase by 2.00% per annum. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Jurisdictions”: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Luxembourg, The Netherlands, Norway, Sweden, Switzerland, the United Kingdom and any other country added with the prior written consent of the Administrative Agent in its sole discretion. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other financial institution designated as an “Approved Valuation Firm” by the Collateral Manager and reasonably acceptable tonationally recognized accounting firm or valuation firm approved by the Administrative Agent in its sole discretion. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. “Assigned Value”: (a) With respect to any Loan as of any date of determination and subject to the following clauses (b) through (f), the lowest of (i) 100%, (ii) the Purchase Price with respect to such Loan and (iii) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent in its sole discretion as of the date upon which such Loan is acquired by the Borrower. For the avoidance of doubt, other than pursuant to clause (d) of the definition hereof, the “Assigned Value” of any Loan may not subsequently be adjusted absent a Value Adjustment Event with respect to such Loan or pursuant to the last paragraph of this definition of “Assigned Value”. 5 USActive 60440347.760440347.13 7 USActive 60440347.760440347.13 Less than 6.00x Lesser of (x) the Facility Attachment Ratio as of the date of acquisition of such Loan and (y) 2.00x Total Leverage Ratio Greater than or equal to 6.00x 0.00x Minimum Facility Attachment Ratio (d) At any time, the Borrower may request a revaluation of any Eligible Loan with an Assigned Value less than 100% and the Administrative Agent may adjust the applicable Assigned Value to the least of (i) the value determined by the Administrative Agent in its sole discretion (but not to be less than the existing Assigned Value), and (ii) 100%; provided that, any such increase in the applicable Assigned Value may be conditioned on a reset of the Original Cash Interest Coverage Ratio, the Original Net Senior Leverage Ratio, the Recurring Revenue Loan Gross Leverage Ratio or Original Total Leverage Ratio, as applicable, for such Eligible Loan. After the occurrence and during the continuation of an ongoing Value Adjustment Event, the Borrower may request, or the Administrative Agent may apply absent a Borrower request, an increase to the Assigned Value, up to the Initial Assigned Value; (e) The Assigned Value shall be zero for any Loan that is not an Eligible Loan; and (f) The Assigned Value shall be zero for any Loan subject to mandatory repurchase by the Seller under the Sale Agreement; and (g) Following any reduction to the Assigned Value of a Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” (the “Assigned Value Challengeable Events”), if the Borrower disagrees with the Administrative Agent’s determination of the Assigned Value of such Loan, the Borrower may (at its expense) retain an Approved Valuation Firm during the applicable Assigned Value Challenge Cap Notice Period to value such Loan, and if the value determined by such Approved Valuation Firm is greater than the Administrative Agent’s determination of the Assigned Value, such Approved Valuation Firm’s valuation shall become the Assigned Value of such Loan; provided that (i) the Assigned Value of such Loan shall be the value assigned by the Administrative Agent until such Approved Valuation Firm has determined its value; (ii) the Borrower shall promptly notify the Administrative Agent that it has retained an Approved Valuation Firm to value such Loan, and such Approved Valuation Firm shall provide its value determination within fifteen (15) Business Days after the end of the applicable Assigned Value Challenge Cap Notice Period; (iii) in no event may the Assigned Value of any Loan determined by an Approved Valuation Firm exceed the applicable Assigned Value Challenge Cap; and (iv) the Borrower may only challenge such determination of its Assigned Value if, after giving effect to such challenge, the aggregate principal balance of Eligible Loans subject to such a challenge does not exceed 25.0% of the aggregate principal balance of Eligible Loans subject to Assigned Value Challengeable Events in the calendar quarter in which such challenge occurs (it being understood and agreed that all such calculations shall be based on the higher of the principal balance of the applicable Eligible Loans as of the first day of such quarter and the applicable calculation date). First Lien Loans Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian and the Lenders. “Assigned Value Challenge Cap”: With respect to any Loan subject to a Value Adjustment Event, the Assigned Value that existed immediately prior to the start of the related Assigned Value Challenge Cap Notice Period. “Assigned Value Challenge Cap Notice Period”: With respect to any Loan, the period commencing on the date that the Administrative Agent gives notice to the Borrower and the Collateral Manager of a reduction in the Assigned Value of such Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” and ending on the date that is thirty (30) days following notice of such reduction. “Assigned Value Challengeable Events”: The meaning specified in the definition of “Assigned Value”. “Available Currency”: Dollars, Canadian Dollars, Euros and GBP. “Availability”: As of any day, an amount equal to the excess, if any, of (i) the Aggregate Borrowing Base minus (ii) the Advances Outstanding on such day; provided that at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. “Available Tenor”: As of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Accrual Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Accrual Period” pursuant to Section 2.16. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) zero, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) the Prime Rate in effect on such day. “Benchmark”: Initially, Daily Simple SOFRwith respect to an Available Currency, the Applicable Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Daily Simple SOFR or the then-current Benchmarkwith respect to such Applicable Reference Rate has occurred, then 8 USActive 60440347.760440347.13 “Benchmark” means, with respect to the Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such Available Currency, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16. “Benchmark Replacement”: ForWith respect to any Available TenorBenchmark Transition Event for any then-current Benchmark, the sum of: (Aa) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-currentsuch Benchmark for the applicable Corresponding Tenor, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-currentsuch Benchmark for Dollar-denominated syndicated credit facilities denominated in the applicable Available Currency at such time and (Bb) the related Benchmark Replacement Adjustment, if any; provided that, if thesuch Benchmark Replacement as so determined would be less than zero, the Floor, such Benchmark Replacement shallwill be deemed to be zerothe Floor for purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment”: With respect to any replacement of theany then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Accrual Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, an, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar denominated syndicated credit facilities at such time denominated in the applicable currencyAvailable Currency at such time. “Benchmark Replacement Date”: The earliestearlier to occur of the following events with respect to the then-current Benchmark for any Available Currency: (a) in the case of clause (1a) or (2b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark; (or such component thereof (b); in the case of clause (3c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of 9 USActive 60440347.760440347.13 such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (3c) and even if any Available Tenorother tenor of such Benchmark (or such component thereof) continues to be provided on such date. “Benchmark Transition Event”: The With respect to the then-current Benchmark for any Available Currency, the occurrence of one or more of the following events with respect to the then-currentsuch Benchmark: (1) (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Available Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the publishedsuch component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longeris not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Start Date”: Following the occurrence of a Benchmark Transition Event” will be deemed to have occurred with respect to any then-current Benchmark iffor any Available Currency, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmarkof 10 USActive 60440347.760440347.13 a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the published component used in the calculation thereofexpected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period”: The With respect to any then-current Benchmark for any Available Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced the then-currentsuch Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced the then-currentsuch Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16. “Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. “Borrower LLC Agreement”: The Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of the Closing Date, as the same may be amended, restated, modified or supplemented from time to time. “Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. “Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (A) zero and (B) the least of: (a) an amount equal to (i) the product of (x) the Aggregate OLB on such date minus the Excess Concentration Amount on such date and (y) the Weighted Average Advance Rate, on such date, plus (ii) the amount on deposit in the Principal Collection Account on such date minus (iii) the greater of (x) zero and (y)(A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date; (b) an amount equal to (i) the Aggregate OLB on such date, minus (ii) the Required Minimum Equity Amount on such date, plus (iii) the amount on deposit in the Principal Collection Account on such date, minus (iv) the greater of (x) zero and (y) (A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date minus (v) the Excess Concentration Amount; and 11 USActive 60440347.760440347.13 (c) an amount equal to (i) the Facility Amount as of such date, minus (ii) the greater of (x) zero and (y) (A) the Aggregate Unfunded Exposure Amount on such date, minus (B) the amount on deposit in the Unfunded Exposure Account on such date. “Borrowing Base Certificate”: A certificate, in the form of Exhibit A-4, setting forth, among other things, the calculation of the Borrowing Base as of each Measurement Date. “Borrowing Base Deficiency”: A condition occurring on any Measurement Date on which the Advances Outstanding exceed the Aggregate Borrowing Base. “Borrowing Base Deficiency (Currency)”: With respect to the Borrowing Base denominated in any Available Currency, a condition occurring on any Measurement Date on which, (a) as to the Canadian Dollar Borrowing Base, the Advances Outstanding in Canadian Dollars exceed the Canadian Dollar Borrowing Base, (b) as to the Dollar Borrowing Base, the Advances Outstanding in Dollars exceed the Dollar Borrowing Base, (c) as to the Euro Borrowing Base, the Advances Outstanding in Euros exceed the Euro Borrowing Base or (d) as to the GBP Borrowing Base, the Advances Outstanding in GBP exceed the GBP Borrowing Base. “Borrowing Bases”: Collectively, the Aggregate Borrowing Base, the Canadian Dollar Borrowing Base, the Dollar Borrowing Base, the Euro Borrowing Base and the GBP Borrowing Base. “Breakage Costs”: With respect to any Lender, any amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by the applicable Lender in such Lender’s reasonable discretion, but excluding the Applicable Spread) as a result of a payment by the Borrower of Advances Outstanding or Interest other than on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. For the avoidance of doubt, no Breakage Costs shall be due at any time that the Benchmark is Daily Simple SOFR. “Broadly Syndicated Loan”: Any First Lien Loan (i) issued pursuant to an Underlying Instrument governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater (or equivalent in an Available Currency), (ii) with a related Obligor with EBITDA of at least $75,000,000 (or equivalent in an Available Currency) for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (iii) is publicly rated by both of S&P and Moody’s (or the related Obligor is rated by both of S&P and Moody’s) and no such rating is lower than “B3” in the case of Moody’s and “B-” in the case of S&P. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York, the location of the Collateral Custodian’s Corporate Trust Office; provided that with respect to, if any determination based onof a Business Day shall relate to an Advance bearing interest at (w) Daily Simple SOFR, such daythe term “Business Day” shall also be a U.S. Government Securities Business Day, (x) Daily 12 USActive 60440347.760440347.13 Simple CORRA, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Canadian Dollar deposits in Canada, (y) Daily Simple SONIA, the term “Business Day” shall also exclude any date on which banks are not open for dealings in GBP deposits in the London interbank market and (z) EURIBOR, the term “Business Day” shall also exclude any date on which banks are not open for dealings in Euro deposits in the euro interbank market. “Canadian Dollar Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Canadian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Canadian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Canadian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Canadian Dollars that are Principal Collections on deposit in the Canadian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Canadian Dollars minus (ii) the amount of Canadian Dollars that are Unfunded Exposure Collections on deposit in the Canadian Dollar Account. “Canadian Dollars”: The lawful currency for the time being of Canada. “Cash”: Cash or legal currency of the United States as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: Any of the following: (a) the creation, imposition or, to the knowledge of the Borrower or the Collateral Manager, threatened imposition of any Lien on any limited liability company membership interest in the Borrower; (b) the Borrower LLC Agreement shall fail to be in full force and effect; 13 USActive 60440347.760440347.13

(h) (A) the occurrence of an act by the Collateral Manager that constitutes fraud or criminal activity in the performance of its obligations under the Transaction Documents (as determined pursuant to a final adjudication by a court of competent jurisdiction), (B) the Collateral Manager being indicted for a felony offense materially related to its business of providing asset management services or (C) any Responsible Officer of the Collateral Manager primarily responsible for the performance by the Collateral Manager of its obligations under the Transaction Documents (in the performance of his or her investment management duties) is indicted for a felony offense materially related to the business of the Collateral Manager providing asset management services and continues to have responsibility for the performance by the Collateral Manager under the Transaction Documents for a period of 30 days after such indictment; (i) any failure by the Collateral Manager to make any payment, transfer or deposit into the Collection Account as required by this Agreement which continues unremedied for a period of two (2) Business Days; (j) the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt which debt is in excess of United States $15,000,000, individually or in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt; (k) [reserved]; (l) any Change of Control described in clause (d) of the definition thereof occurs; (m) any failure by the Collateral Manager to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days after the date such report is required to be made or given, as the case may be, under the terms of this Agreement; (n) the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of United States $15,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution; or (o) the Equityholder shall fail to maintain at least the applicable amount set forth in Annex C of unencumbered liquidity (calculated as the sum (without duplication) of (i) cash or cash equivalents, (ii) assets which satisfy the criteria set forth in the definition of Eligible Loans (other than clauses (A) and (B) and except that they are owned by the Equityholder or a wholly-owned Subsidiary thereof (excluding New Mountain Guardian IV SPV, L.L.C. or any other special purpose vehicles with a leverage financing in place) instead of the Borrower), (iii) committed, undrawn equity capital, (iv) uncalled capital commitments that are in excess of any indebtedness incurred under a subscription facility, in each case which are not subject to any Liens (other than all asset liens or liens in favor of a subscription facility lender) or which otherwise would be considered available for general corporate purposes in the reasonable determination of the Collateral Manager and (v) the Availability). 16 USActive 60440347.760440347.13 “Collateral Manager Termination Notice”: The meaning specified in Section 6.11 “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: With respect to the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts). “Conforming Changes”: With respect to the use or administration of Daily Simple SOFR orany Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Control”: The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Commitment”: With respect to each Revolving Lender, the commitment of such Lender to make Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the dollar amount set forth opposite such Revolving Lender’s name on Annex B hereto or the amount set forth as such Revolving Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Revolving Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. 17 USActive 60440347.760440347.13 “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (i) the amount of such reduction multiplied by (ii) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On any date (a) on or prior to the second anniversary of the Closing Date, the Asset Rejection Percentage is less than or equal to 50%, and (i) if such date is on or prior to the first anniversary of the Closing Date, 2.00% or (ii) if such date is after the first anniversary of the Closing Date, a percentage equal to the product of (x) the number of days remaining until the two-year anniversary of the Closing Date divided by 365 and (y) 1.00% and (b) where either the Asset Rejection Percentage is greater than 50% or such date is after the second anniversary of the Closing Date, zero percent. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Corporate Trust Office”: The designated corporate trust office of the Collateral Custodian specified on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent. “Corresponding Tenor”: With respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.CORRA”: A rate equal to the Canadian Overnight Repo Rate Average as administered by the CORRA Administrator. “CORRA Administrator”: The Bank of Canada (or any successor administrator). “CORRA Administrator’s Website”: The website of the CORRA Administrator, currently at https://www.bankofcanada.ca, or any successor source for the Canadian Overnight Repo Rate Average identified as such by the CORRA Administrator from time to time. “CORRA Determination Day”: The meaning specified in the definition of “Daily Simple CORRA.” “CORRA Rate Day”: The meaning specified in the definition of “Daily Simple CORRA.” “Covenant Compliance Period”: The period beginning on the Closing Date and ending on the date on which all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted). 18 USActive 60440347.760440347.13 “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit and Collection Policy”: The written credit policies and procedures manual of the Collateral Manager set forth on Schedule IV, as such credit and collection policy may be as amended or supplemented from time to time in accordance with Section 5.1(h). “Daily Simple CORRA”: For any day (a “CORRA Rate Day”), a rate per annum equal to the greater of (a) CORRA for the day (such day, a “CORRA Determination Day”) that is five (5) Business Days prior to (i) if such CORRA Rate Day is a Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not a Business Day, the Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s Website and (b) the Floor. If by 5:00 p.m. (Toronto time) on the second (2nd) Business Day immediately following any CORRA Determination Day, CORRA in respect of such CORRA Determination Day has not been published on the CORRA Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Day will be CORRA as published in respect of the first preceding Business Day for which such CORRA was published on the CORRA Administrator’s Website; provided that CORRA as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple CORRA for no more than three (3) consecutive CORRA Rate Days; provided further that in no event shall Daily Simple CORRA determined pursuant to this sentence be less than the Floor. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to Borrower. “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) 0.0%the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further that in no event shall Daily Simple SOFR determined pursuant to this sentence be less than the 19 USActive 60440347.760440347.13

Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SONIA”: For any day (a “SONIA Rate Day”), a rate per annum equal to the greater of (a) SONIA for the day (such day, a “SONIA Determination Day”) that is five (5) Business Days prior to (i) if such SONIA Rate Day is a Business Day, such SONIA Rate Day or (ii) if such SONIA Rate Day is not a Business Day, the Business Day immediately preceding such SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (London time) on the second (2nd) Business Day immediately following any SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SONIA has not occurred, then SONIA for such SONIA Determination Day will be SONIA as published in respect of the first preceding Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided that any SONIA determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3) consecutive SONIA Rate Days; provided further that in no event shall Daily Simple SONIA determined pursuant to this sentence be less than the Floor. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances or participations in Swingline Advances required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit or (iv) is not Solvent or has become the subject of an Insolvency Proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “Delayed Draw Loan”: A Loan that requires one or more future advances to be made by the Borrower and which does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that, such Loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation. 20 USActive 60440347.760440347.13 “Deposit Placement Program”: A network of FDIC-insured depository institutions and/or their affiliates who are FDIC-insured depository institutions (as defined in Section 3 of the Federal Deposit Insurance Act), that have entered into agreements with IntraFi Network LLC and/or its successors or assigns to collect and/or place deposits with the purpose of providing each participating institution'’s depositors increased access to FDIC deposit insurance. “Designated Loan”: Any Loan that the Administrative Agent, in its sole discretion, has designated as a “Designated Loan” on the related Approval Notice solely for the purposes of determining the Assigned Value of such Loan in reference to the “Minimum Facility Attachment Ratio” specified therefor and set forth in the definition of “Assigned Value.” “Determination Date”: The last day of each calendar month; provided that, with respect to the Termination Date, the Determination Date shall be the Termination Date. “DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding). “Discretionary Sale”: The meaning specified in Section 2.14. “Discretionary Sale Date”: With respect to any Discretionary Sale, the Business Day on which such Discretionary Sale occurs. “Disruption Event”: The occurrence of any of the following with respect to an Available Currency: (a) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain such Available Currency in the applicable interbank market to fund any Advance based on the then current Benchmark, (b) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of the inability, for any reason, of such Lender to determine the Benchmark then-applicable to such Available Currency, (c) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that the then current Benchmarkrate at which deposits of such Available Currency are being offered to such Lender in the applicable interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance, or (cd) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of the inability of such Lender, as applicable, to obtain such Available Currency to make, fund or maintain any Advance based. “Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Dollars on deposit in the then current BenchmarkPrincipal Collection Account as of such date, minus (c) the greater of (x) zero and 21 USActive 60440347.760440347.13 (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Dollars minus (ii) the amount of Dollars on deposit in the Unfunded Exposure Account. “Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States. “EBITDA”: With respect to the Relevant Test Period with respect to the related Loan, the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the related Underlying Instruments, and in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the principal Obligor on such Loan and any parent or subsidiary that is obligated pursuant to the Underlying Instruments for such Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) unallocated depreciation and amortization for such Relevant Test Period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) and any other item the Borrower and the Administrative Agent mutually deem to be appropriate; provided that, with respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available. “Elevation”: An elevation of a Closing Date Participation Interest in accordance with the terms of the related participation agreement. “Elevation Date”: The date on which an Elevation occurs with respect to a Closing Date Participation Interest. “Eligible Loan”: Each Loan (A) for which the Administrative Agent and the Collateral Custodian have received (or, in accordance with clause (b) of the definition of “Required Loan Documents”, the Collateral Custodian will receive) the related Required Loan Documents; (B) that has been approved by the Administrative Agent in its sole discretion on or prior to the date of the related Transaction; and (C) that satisfies each of the following eligibility requirements (unless the Administrative Agent in its sole discretion agrees to waive any such eligibility requirement with respect to such Loan): (a) such Loan is a First Lien Loan, a Recurring Revenue Loan, a First Lien Last Out Loan or a Second Lien Loan; (b) such Loan is denominated and payable only in Dollars in the United Statesin an Available Currency and does not permit the currency in which such Loan is payable to be changed (unless such permitted currency is another Available Currency); provided that the sum of the OLBs of all Loans denominated in a currency other than Dollars may comprise up to 5the greater of (A) the applicable amount noted in Annex C and (B) 15.0% of the Aggregate OLB; 22 USActive 60440347.760440347.13 (c) the acquisition of such Loan will not cause the Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act; (d) such Loan does not constitute a DIP Loan; (e) the primary Underlying Asset for such Loan is not real property; (f) reserved; (f) (g) as of the date such Loan is first included as part of the Collateral hereunder, such Loan is not delinquent in payment after taking into account any applicable grace or cure period; (g) (h) such Loan and any Underlying Assets comply in all material respects with all Applicable Laws; (h) (i) such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold to the Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties; (i) (j) such Loan, together with the Underlying Instruments related thereto, (i) is, to the knowledge of the Borrower following the Borrower’s completion of customary due diligence, in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, subject to customary bankruptcy, insolvency and equity limitations, (ii) is not subject to any litigation, dispute or offset as of the Purchase Date, and (iii) contains provisions substantially to the effect that the Obligor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Borrower or any assignee thereof except as required by law; (j) (k) such Loan (i) was originated and underwritten, or purchased and re-underwritten, by the Borrower or any of its Affiliates in accordance with the Credit and Collection Policy and (ii) is fully documented; (k) (l) (i) the Borrower has good and marketable title to, and is the sole owner of, such Loan, and (ii) the Borrower has granted to the Administrative Agent a valid and perfected first-priority (subject to Permitted Liens) security interest in the Loan and Underlying Instruments, for the benefit of the Secured Parties; (l) (m) such Loan, and any payment made with respect to such Loan, is not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis (subject only to customary carve-outs); (m) (n) (x) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition, transfer or performance 23 USActive 60440347.760440347.13 by the Borrower of such Loan and (y) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the borrowing or performance by the related Obligor of such Loan (unless the failure to do so could not be reasonably expected to have a material adverse effect), in each case have been duly obtained, effected or given and are in full force and effect; (n) (o) such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred to the Borrower, and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative Agent, violates, conflicts with or contravenes in any material respect any Applicable Law or any contractual or other restriction, limitation or encumbrance binding on the Borrower; (o) (p) such Loan requires the related Obligor to pay customary maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the related, underlying collateral of such Loan; (p) (q) such Loan has an original term to stated maturity as of the Purchase Date that does not exceed ten (10) years; (q) (r) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments; (r) (s) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the Benchmarkapplicable interest rate index (including any Partial PIK Loan), such Benchmarkapplicable interest rate index plus 2.30% per annum, (B) if such Loan has a floating interest rate based on the Prime Rate, the Prime Rate or (C) if such Loan has a fixed interest rate, 6.0% per annum and (y) on a current basis no less frequently than quarterly and (ii) a fixed amount of principal payable in cash no later than its stated maturity; (s) (t) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (t) (u) such Loan is not a participation interest unless it is a Closing Date Participation Interest with an Elevation Date no later than sixty (60) days after the Closing Date; for the avoidance of doubt, any Loan that ceases to be an “Eligible Loan” as a result of not being Elevated within the above time period shall upon Elevation no longer be excluded from constituting an Eligible Loan as a result of this clause (ut); (u) (v) [reserved]; (v) (w) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; 24 USActive 60440347.760440347.13 (w) (x) such Loan does not constitute Margin Stock; (x) (y) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause the sum of the aggregate OLBs and Unfunded Exposure Amount of all Loans that would qualify as a Revolving Loan plus the Aggregate Unfunded Exposure Amount of all Loans that would qualify as a Delayed Draw Loan to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (y) (z) such Loan shall not cause the aggregate OLBs of all Loans with respect to which the related Obligor is not domiciled, organized or incorporated in the United States or any State or territory thereof or Canada to exceed the greater of (i) 1015% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (z) (aa) such Loan shall not cause the aggregate OLBs of all Loans that are fixed rate loans to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (aa) (bb) such Loan shall not cause the sum of the aggregate OLBs and Unfunded Exposure Amounts of Loans that are Recurring Revenue Loans to exceed the greater of (i) 1020% of the Aggregate OLB as of such date and (ii) the applicable amount noted in Annex C; and (bb) (cc) the Obligor of which is an Eligible Obligor; and (cc) if such Loan is a Partial PIK Loan, the Weighted Average Spread Test has been satisfied as of the date of acquisition of such Partial PIK Loan. For purposes of determining compliance with clause (B) of the definition of “Eligible Loan,” each Loan included in the Loan List set forth on Schedule III hereto as of the Closing Date shall be deemed to be approved by the Administrative Agent. With respect to clauses (b), (x), (y), (z), (aa) and (bbaa), only the portion of such assets that exceed the thresholds will be deemed to be ineligible. “Eligible Obligor”: Any Obligor: (a) that is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (b) that is not a Governmental Authority; (c) that is not an Affiliate of the Borrower, the Equityholder or the Collateral Manager; 25 USActive 60440347.760440347.13 (d) that is organized or incorporated in (i) the United States (or any State thereof), or (ii) Canada (or any Province thereof) or (iii) if approved in writing by the Administrative Agent in its sole discretion, any other countryan Approved Jurisdiction; and (e) that is not the subject of an Insolvency Event and, as of the Purchase Date, such Obligor has not, to the Borrower’s knowledge after completion of customary due diligence, experienced a material adverse change in its financial condition since the date the related Loan was underwritten by the Borrower or its Affiliate. “EMU Legislation”: The legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Equityholder”: The meaning specified in the Preamble. “Equityholder Loan”: Any Loan that is sold and/or contributed by the Equityholder to the Borrower pursuant to the Sale Agreement. “Equityholder Purchased Loan Balance”: As of any date of determination, an amount equal to the outstanding balance of all Equityholder Loans acquired by the Borrower prior to such date. “Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan and (ii) any security purchased as part of a “unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan. “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder. “ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower. “EURIBOR”: For any day during the applicable Accrual Period with respect to each Advance denominated in Euros, the greater of (I) the Floor and (II) (a) the rate per annum appearing on Reuters Screen EURIBOR01 Page (or any successor or substitute page) as the euro interbank offered rate administered by the European Money Market Institute (or any other person which takes over the administration of that rate) for deposits in Euros at approximately 11:00 a.m., London time, for such day; provided that, if such day is not a Business Day, the immediately preceding Business Day, for a three-month maturity; and (b) if no rate specified in clause (II)(a) of this definition so appears on Reuters Screen EURIBOR01 Page (or any successor or substitute page), the interest rate per annum at which dollar deposits of €5,000,000 and for a three-month maturity are offered by the principal London office of Wells Fargo in immediately available funds in such interbank market at approximately 11:00 a.m., London time, for such day. 26 USActive 60440347.760440347.13 “Euro” and “€”: The lawful currency of each state so described in any EMU Legislation introduced in accordance with the EMU Legislation. “Euro Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Euros in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Euro Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Euros as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Euros that are Principal Collections on deposit in the Euro Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Euros minus (ii) the amount of Euros that are Unfunded Exposure Collections on deposit in the Euro Account. “Event of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Excess Concentration Amount”: The greater of (a) zero and (b) the sum of (x) the aggregate OLB of all Non-First Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 20% and (ii) the applicable amount set forth in Annex C, (y) the aggregate OLB of all Second Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 15% and (ii) the applicable amount set forth in Annex C and (z) the amount by which the sum of the OLBs of all Eligible Loans made to such Obligor (including any Affiliate thereof) exceeds (i) if such Obligor is one of the two (2) largest Obligors (by aggregate OLB for such Obligor), the applicable amount set forth in Annex C, (ii) if such Obligor is one of the next three (3) largest Obligors (by aggregate OLB for such Obligor) other than those set forth in clause (i) above, the applicable amount set forth in Annex C, or (iii) otherwise, the applicable amount set forth in Annex C. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, (i) which amount is attributable to the reimbursement of payment by the Borrower or any Affiliate (other than from amounts on deposit in the Collection Account) of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets or (ii) which amount was deposited into the Collection Account in error. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office 27 USActive 60440347.760440347.13 located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or a Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(e). “Facility Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to (a) if such Eligible Loan is a First Lien Loan, the product of (i) the First Out Attachment Ratio, (ii) the applicable Advance Rate and (iii) the Assigned Value, (b) if such Eligible Loan is a First Lien Last Out Loan, the sum of (i) the First Out Attachment Ratio and (ii) the product of (A) the Last Out Attachment Ratio less the First Out Attachment Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, (c) if such Eligible Loan is a Second Lien Loan, the sum of (i) the Net Senior Leverage Ratio and (ii) the product of (A) the Total Leverage Ratio less the Net Senior Leverage Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, and (d) if such Eligible Loan is a Designated Loan, the applicable Facility Attachment Ratio calculation above for a First Lien Loan. “Facility Amount”: On the Closing Date, $250,000,000$500,000,000, as such amount may vary from time to time pursuant to Sections 2.1(c) and 2.3 hereof; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. 28 USActive 60440347.760440347.13 “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Fronting Exposure”: At any time there is a Defaulting Lender with respect to the Swingline Lender, such Defaulting Lender’s Pro Rata Share of Swingline Advances other than Swingline Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the Swingline Lender shall have been provided in accordance with the terms hereof. “Funding Date”: With respect to any Advance, the date on which such Advance is made, which shall be the Business Day following the Business Day of receipt by the Administrative Agent and Lender of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “GBP” and “£”: The lawful currency of the United Kingdom. “GBP Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of GBP in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “GBP Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in GBP as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of GBP that are Principal Collections on deposit in the GBP Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in GBP minus (ii) the amount of GBP that are Unfunded Exposure Collections on deposit in the GBP Account. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Highest Required Investment Category”: (i) With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one (1) month instruments, “Aa2” and “P-1” for three (3) month 30 USActive 60440347.760440347.13 33 USActive 60440347.760440347.13 P D = = 360 days (or, to the extent the Interest Rate for such day is determined pursuant to the proviso of the definition thereof(x) Daily Simple CORRA or Daily Simple SONIA, 365 days or (y) the Base Rate, 365 or 366 days, as applicable). provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collections”: All payments of interest, late fees, amendment fees, prepayment fees and premiums, extension fees, consent fees and waiver fees on Loans and Permitted Investments, including any payments of accrued interest received on the sale of Loans or Permitted Investments and all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition, in each case, received in cash by or on behalf of the Borrower or Collateral Custodian; provided that, Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections. “Interest Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Interest Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Interest Rate”: With respect to any day, a rate per annum equal to (a) the applicable Benchmark for such day plus (b) the Applicable Spread for such day; provided that, (x) for any day after the occurrence and during the continuance of a Disruption Event with respect to an Available Currency, the “Interest Rate” on that portion of the Advances Outstanding owing to the affected Lender accruing at the applicable Benchmark or (y) during a Benchmark Unavailability Period, “Interest Rate” shall mean a rate per annum equal to (x) the Base Rate for such day plus (y) the Applicable Spread for such day. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit I to this Agreement (appropriately completed) the Advances Outstanding on such day; and “Officer’s Certificate”: A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be. “OLB”: For any Loan as of any date of determination, an amount equal to the product of (x) the Assigned Value of such Loan as of such date of determination,(a) if such Loan is denominated and (y)payable in Dollars, the principal balance of such Loan outstanding (exclusive of any Accreted Interest) as of such date of determination and (b) if such Loan is denominated and payable in an Available Currency other than Dollars, the equivalent in Dollars of the principal balance of such Loan, determined by the Borrower (or the Collateral Manager on its behalf) using the Applicable Exchange Rate, as of such date of determination and (y) the Assigned Value of such Loan as of such date of determination. “Operating Lease Implementation”: The implementation by an Obligor of IFRS 16/ASC 842. “Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion. “Original Cash Interest Coverage Ratio”: With respect to any Loan, the Cash Interest Coverage Ratio for such Loan on the date of the related Approval Notice. “Original Net Senior Leverage Ratio”: With respect to any Loan, the Net Senior Leverage Ratio for such Loan on the date of the related Approval Notice. “Original Total Leverage Ratio”: With respect to any Loan, the Total Leverage Ratio for such Loan on the date of the related Approval Notice. “Other Connection Taxes”: With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document or any other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to a request by the Borrower). “Partial PIK Loan”: A Loan which at the time of contribution to the Borrower (i) allows for any portion of the interest accrued for a specified period of time or until the maturity thereof is, at the option of the Obligor or pursuant to conditions specified (in each case, under the related loan agreement and without default), added to the principal balance of such Loan or otherwise 40 USActive 60440347.760440347.13 deferred rather than being paid in cash and (ii) a portion of interest accruing thereon is contractually required to be paid in cash and such cash interest accrues at a rate equal to or in excess of (a) the applicable interest rate index plus 2.30% if such Loan is a floating rate loan pursuant to the loan agreement for such Loan, (b) the applicable prime rate if such Loan is a floating rate loan with an interest rate based on the applicable prime rate, and (c) 6.00% if such Loan is a fixed rate loan; provided that, any Partial PIK Loan that is a floating rate loan and has a minimum contractual cash coupon of not less than the applicable interest rate index plus 4.00% shall not be considered a Partial PIK Loan for purposes of clause (f) of the definition of “Eligible Loan”. “Partially Eligible Loan”: Any Loan which meets each of the criteria listed in the definition of “Eligible Loan” other than clause (B) of such definition, whether or not rejected by the Administrative Agent pursuant to such clause (B). “Participant Register”: The meaning specified in Section 12.16(b). “Participation Interest”: An undivided 100% participation in a loan originated by a bank or financial institution that, at the time of acquisition, or the Borrower’s commitment to acquire the same, satisfies each of the following criteria: (i) such participation would constitute a Loan were it acquired directly, (ii) the selling institution is a lender on the loan, (iii) the aggregate participation in the loan granted by such selling institution to any one or more participants does not exceed the principal amount or commitment with respect to which the selling institution is a lender under such loan, (iv) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the selling institution holds in the loan or commitment that is the subject of the participation, (v) the entire purchase price for such participation is paid in full (without the benefit of financing from the selling institution or its affiliates) at the time of the Borrower’s acquisition (or, to the extent of a participation in the unfunded commitment under a Revolving Loan or Delayed Draw Loan, at the time of the funding of such loan), (vi) the participation provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the loan participation and (vii) such participation is documented under a Loan Syndications and Trading Association, Loan Market Association or similar agreement standard for loan participation transactions among institutional market participants. For the avoidance of doubt, a Participation Interest shall not include a sub-participation in any loan. “Payment Date”: The sixth Business Day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in August 2024. “Payment Duties”: The meaning specified in Section 7.2(b)(vii). “Payment Recipient”: The meaning specified in Section 11.10(a). “Pension Plans”: The meaning specified in Section 4.1(w). “Permitted Investments”: Negotiable instruments or securities or other investments (which may include obligations, deposits, instruments, investments and securities of or with the Collateral Custodian or any Affiliate of the Collateral Custodian, or with issuers for which the Collateral Custodian or an Affiliate of the Collateral Custodian provides services or receives 41 USActive 60440347.760440347.13 compensation) that (i) except in the case of time deposits and investments in money market funds, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date, (iii) have payments thereon to the Borrower that are not subject to any withholding tax unless the obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis and (iv) evidence: (a) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (b) demand deposits, bank deposit products of, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that, at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from any Rating Agency in the Highest Required Investment Category granted by such Rating Agency; (c) commercial paper, or other short-term obligations, having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by any Rating Agency; (d) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”; (e) interest bearing deposits, including but not limited to Deposit Placement Programs, in United States Dollars held at Western Alliance Bank or a bank that is well-capitalized as reflected on the subject bank'’s Consolidated Report of Condition and Income or such other report of condition as is required by the bank'’s primary Federal banking regulator; or (f) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each of Moody’s, S&P and Fitch (if rated by Fitch). “Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting 42 USActive 60440347.760440347.13 the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as bank’s, securities intermediary’s, materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) Liens granted pursuant to or by the Transaction Documents and (d) Liens expressly permitted under the Securities Account Control Agreement. “Permitted RIC Distribution”: Distributions on any Payment Date to the Equityholder (from the Collection Account) to the extent required to allow the Equityholder to make sufficient distributions to qualify as a regulated investment company, and to otherwise eliminate federal or state income or excise taxes payable by the Equityholder in or with respect to any taxable year of the Equityholder (or any calendar year, as relevant); provided that the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Equityholder shall not exceed 115% of the amounts that the Borrower would have been required to distribute to the Equityholder to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), or (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be taxed as a regulated investment company under the Code. “Person”: An individual, partnership, corporation, company, limited liability company, limited liability partnership, joint stock company, trust (including a statutory or business trust), estate, unincorporated association, sole proprietorship, joint venture, nonprofit corporation, group, sector, government (or any agency, instrumentality or political subdivision thereof), territory or other entity or organization. “PIK Loan”: A Loan which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan for some period of the time prior to such Loan requiring the current cash payment of such previously capitalized interest, which cash payment shall be treated as an Interest Collection at the time it is received. “Pool Factor”: As of any Determination Date, the percentage obtained by dividing the aggregate outstanding principal balance of all Loans on such date by the aggregate outstanding principal balance of all Loans on the Revolving Period End Date. “Prime Rate”: The greater of (x) zero and (y) the rate announced by Wells Fargo from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wells Fargo or any other specified financial institution in connection with extensions of credit to debtors. 43 USActive 60440347.760440347.13 “Principal Collections”: All amounts received by the Borrower or the Collateral Custodian in respect of the Loans, Permitted Investments and Equity Securities that are not Interest Collections to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian. “Principal Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Principal Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Principal Sharing Condition”: A condition that is met as of any Determination Date if (i) such Determination Date occurs prior to the eighteen (18) month anniversary of the Revolving Period End Date, (ii) the Pool Factor is greater than or equal to 60.0%, (iii) the outstanding principal balance of the Loans experiencing a Value Adjustment Event is less than or equal to 40.0% of the aggregate outstanding principal balance of the portfolio, and (iv) the number of unique un-Affiliated Obligors in the portfolio is at least 50 and (v) the Weighted Average Spread Test is satisfied. “Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the amount of the Commitment of (or, after the Revolving Period End Date, the Advances Outstanding owing to) such Lender (as determined pursuant to the definition of Commitment) by the Facility Amount. “Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral. “Purchase Date”: With respect to any Loan, the date of the acquisition or origination of such Loan by the Borrower. “Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such Loan (exclusive of any interest, Accreted Interest and original issue discount) divided by (ii) the principal balance of such Loan outstanding as of the date of such purchase (exclusive of any interest, Accreted Interest and original issue discount); provided that, if the ratio of clause (i) to clause (ii) above with respect to a Loan purchased in the primary syndication thereof is equal to 95% or higher, such Loan shall be deemed to have a Purchase Price of 100%. “QFC”: The meaning assigned to the term “qualified financial contract” in, and interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Affiliate”: Any Affiliate of the Collateral Manager (a) that has the ability, personnel and experience to professionally and competently perform duties similar to those imposed upon the Collateral Manager under this Agreement, (b) that is legally qualified and has the capacity and applicable licenses or other regulatory qualifications to act as Collateral 44 USActive 60440347.760440347.13

Manager under this Agreement, (c) for which the Administrative Agent and the Collateral Custodian have received all “know your customer” documentation and information reasonably and timely requested and (d) that shall assume the obligations of the Collateral Manager. “Qualified Institution”: A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. “Rating Agency”: Each of S&P, Fitch and Moody’s. “Recipient”: (a) The Administrative Agent, and (b) any Lender, as applicable. “Recurring Revenue”: With respect to any Recurring Revenue Loan, the meaning of “Recurring Revenue” or any comparable definition in the related Underlying Instruments relating to recurring maintenance or support revenues, subscription revenues, and recurring revenues attributable to software licensed or sold (excluding one-time license revenues) in the Underlying Instruments for such Loan. “Recurring Revenue Loan”: A Loan that (i) has a related Obligor organized under the law of the United States and is denominated in Dollars, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law, (iii) has a related Obligor that is principally engaged in an enterprise software business that derives revenue primarily under contractual agreements and/or selling software as a service, (iv) is structured or underwritten based on a multiple of the related Obligor’s Recurring Revenue, and (v) that contains a Recurring Revenue Loan Covenant Flip Scheduled Date (which date is no later than the 3 year anniversary of the date on which the Borrower acquired such Loan); provided that the Administrative Agent may re-designate such Loan as a First Lien Loan or a Second Lien Loan in its sole discretion if the recurring revenue covenants in the related Underlying Instruments are replaced (whether by amendment or by operation of such Underlying Instruments) with traditional cash flow leverage lending covenants (such as those based on total leverage, senior leverage, and interest coverage) (a “Recurring Revenue Reclassification Date”). For any Loan subject to a Recurring Revenue Reclassification Date, any references to the Senior Leverage Ratio and, Interest Coverage Ratio and the Assigned Value as of the date on which such Loan was acquired by the Borrower shall be deemed to mean such ratiosbe determined by the Administrative Agent in its sole discretion as of the Recurring Revenue Reclassification Date. “Recurring Revenue Loan Covenant Flip Scheduled Date”: With respect to any Recurring Revenue Loan, as of its date of acquisition by the Borrower, the scheduled date upon which the covenants for such Loan are to be replaced with traditional cash flow leverage lending 45 USActive 60440347.760440347.13 covenants (such as those based on total leverage, senior leverage, and interest coverage) as specified in the original Underlying Instruments for such Loan. “Recurring Revenue Loan Gross Leverage Ratio”: With respect to any Recurring Revenue Loan, the ratio for the related Obligor of (a) indebtedness to (b) Recurring Revenue, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instruments. “Recurring Revenue Reclassification Date”: The meaning specified in the definition of Recurring Revenue Loan. “Reinvestment Notice”: Each notice required to be delivered by the Borrower pursuant to Section 3.2(a) in respect of any reinvestment, in the form of Exhibit A-3. “Register”: The meaning specified in Section 12.16(b). “Registered”: With respect to any registration-required obligation within the meaning of Section 163(f)(2) of the Code, a debt obligation that was issued after July 18, 1984 and that is in registered form within the meaning of Section 5f.103-1(c) of the Treasury Regulations. “Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any successor regulation. “Related Parties”: With respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s Affiliates. “Relevant Governmental Body”: The (a) With respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Available Currency other than Dollars, (1) the central bank for the Available Currency in which such amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Available Currency in which such amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Net Senior Leverage Ratio, Total Leverage Ratio or Cash Interest Coverage Ratio, as applicable, for such Loan in accordance with the related Underlying Instruments or, if no such 46 USActive 60440347.760440347.13 period is provided for therein, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that, with respect to any Loan for which the relevant test period is not provided for in the related Underlying Instruments, if four (4) consecutive fiscal quarters have not yet elapsed since the closing date of the relevant Underlying Instruments, “Relevant Test Period” shall initially include the period from such closing date to the end of the fourth fiscal quarter thereafter, and shall subsequently include each period of the last four (4) consecutive reported fiscal quarters of such Obligor. “Repayment Notice”: Each notice required to be delivered by the Borrower pursuant to Section 2.3 in respect of any reduction in the Facility Amount or repayment of Advances Outstanding, in the form of Exhibit A-2. “Reportable Event”: The meaning specified in Section 4.1(w). “Reporting Date”: The date that is the sixth Business Day of each calendar month, with the first Reporting Date occurring in July 2024. “Required Advance Reduction Amount”: As of any Measurement Date, an amount equal to the greater of (a)(i) Advances Outstanding on such day minus (ii) the Borrowing Base on such day and (b) zero. “Required Lenders”: The Administrative Agent and the Revolving Lenders representing an aggregate of more than 50% of (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (b) thereafter, the outstanding Advances; provided that, for the purposes of determining the Required Lenders, (i) if at any time there is more than one non-Defaulting Lender (counting affiliated Lenders as a single Lender), at least two unaffiliated non-Defaulting Lenders shall be required to constitute “Required Lenders” and (ii) the Commitment of any Defaulting Lender shall be disregarded for purposes of determining whether the consent of the Required Lenders has been obtained and such Lender shall not constitute a Required Lender hereunder. “Required Loan Documents”: For each Loan, the following documents or instruments, in each case as specified on the related Loan Checklist: (a) unless such Loan is a Noteless Loan, if applicable, the original executed promissory note (or, in the case of a lost note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity from the applicable Secured Party to the Administrative Agent); and/or (b) (i) unless such Loan is a Noteless Loan, an unbroken chain of endorsements from each prior holder of such promissory note to the applicable Secured Party, (ii) executed copies of an unbroken chain of assignment and assumption agreements, transfer documents or instruments relating to such Loan evidencing the assignment of such Loan from each prior third party owner thereof to the applicable Secured Party, (iii) an executed assignment and assumption agreement, transfer document or instrument relating to such Loan evidencing the assignment of such Loan to the applicable Secured Party that, to the extent required by the Underlying Instruments, is counter-signed by the applicable underlying administrative agent, (iv) a copy of the loan register held by the administrative agent for such Loan showing that the 47 USActive 60440347.760440347.13 principal or (y) is designated by the Administrative Agent as a “Second Lien Loan” on the related Approval Notice. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent and (iii) the Collateral Custodian. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent and Western Alliance Trust Company, N.A., as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time. “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Seller”: The meaning specified in the Preamble. “SOFR”: A Raterate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or any successor administrator). “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day”: The meaning specified in the definition of “Daily Simple SOFR.” “SOFR Rate Day”: The meaning specified in the definition of “Daily Simple SOFR.” “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including 50 USActive 60440347.760440347.13 disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “SONIA”: A rate equal to the sterling overnight index average as administered by the SONIA Administrator. “SONIA Administrator”: The Bank of England (or any successor administrator of the sterling overnight index average). “SONIA Administrator’s Website”: The Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the sterling overnight index average identified as such by the SONIA Administrator from time to time. “SONIA Determination Day”: The meaning specified in the definition of “Daily Simple SONIA”. “SONIA Rate Day”: The meaning specified in the definition of “Daily Simple SONIA”. “Special Purpose Provisions”: The meaning specified in the Borrower LLC Agreement. “Spread”: In the case of each Loan that is a floating rate loan that bears interest at a spread over the applicable benchmark as provided for in its related loan agreement, the current cash pay interest rate spread (for avoidance of doubt, excluding any non-cash interest or paid-in-kind interest) on such Loan above such applicable benchmark. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Swingline Advance”: Any swingline advance made by the Swingline Lender to the Borrower pursuant to Section 2.1, and all such swingline advances collectively as the context requires. For the avoidance of doubt, unless otherwise specified a Swingline Advance shall constitute an Advance hereunder. “Swingline Commitment”: The commitment of the Swingline Lender to fund Swingline Advances, subject to the terms and conditions herein, in an amount not greater than (a) after the joinder of the first additional Lender to this Agreement after the Closing Date (if any), $50,000,000 (without regard to any future reimbursement of Swingline Advances by the Revolving Lenders) or (b) otherwise, $0, in each case as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement; provided that Swingline Advances may only be funded in Dollars. The Swingline Commitment is a sub-limit 51 USActive 60440347.760440347.13 of the Commitment of the Swingline Lender, in its capacity as a Revolving Lender hereunder, and is not in addition thereto. “Swingline Lender”: Wells Fargo Bank, National Association in its capacity as swingline lender hereunder or any successor thereto. “Swingline Refund Date”: The meaning specified in Section 2.17(a). “Taxes”: Any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Leverage Ratio” or comparable definition, the ratio of (i) the total Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Transaction”: The meaning specified in Section 3.2(a). “Transaction Documents”: This Agreement, the Sale Agreement, the Securities Account Control Agreement, any Joinder Supplement and the Collateral Custodian Fee Letter. “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. 52 USActive 60440347.760440347.13 “Underlying Assignment Agreement”: Any assignment and acceptance, assignment and assumption, joinder or other assignment agreement, the form of which is specified under the applicable Underlying Instruments for use when assigning the related Loan. “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. “United States”: The United States of America. “Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) unfunded commitments and (ii) all standby or contingent commitments associated with such Loan. “Unfunded Exposure Collections”: Any amounts (x) in Canadian Dollars on deposit in the Canadian Dollar Account, (y) in Euros on deposit in the Euro Account or (z) in GBP and on deposit in the GBP Account and, in each case, designated by the Borrower to be reserved against the Unfunded Exposure Amount. “Unfunded Exposure Equity Amount”: On any date of determination, an amount equal to the sum, for each Loan, of (a) the Unfunded Exposure Amount for such Loan minus (b) the product of (i) the Unfunded Exposure Amount for such Loan, (ii) the Advance Rate for such Loan and (iii) the Assigned Value of such Loan. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower. “Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time. “USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day”: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association 53 USActive 60440347.760440347.13 (or such comparable definition) in the related Underlying Instruments or (y) if such “liquidity covenant” is not available in the related Underlying Instruments, the amount determined by the Administrative Agent in its sole discretion and set forth on the applicable Approval Notice for such Loan; (f) any of (i) a payment default under such Loan (after giving effect to any applicable grace or cure periods, but in any case not to exceed five (5) Business Days, in accordance with the Underlying Instruments) or, (ii) a default under such Loan, together with the election by any Person or group of Persons authorized to exercise any rights or remedies by the applicable Underlying Instruments (including, without limitation, the Borrower) to enforce any of their respective rights or remedies (including, without limitation, acceleration of the Loan but excluding the imposition of default interest) pursuant to the applicable Underlying Instruments; (g) the occurrence of a Material Modification with respect to such Loan; (h) the occurrence of an Insolvency Event with respect to the related Obligor; or (i) the failure to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than eighty (80) days after the end of the first, second or third quarter of any fiscal year and (ii) with respect to annual reports, any audited financial statements to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than one hundred and sixty (160) days after the end of any fiscal year. “Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans on such date, (a) the sum of the products for each Eligible Loan of (i) such Eligible Loan’s Advance Rate and (ii) such Eligible Loan’s OLB minus the portion, if any, of such Eligible Loan’s OLB included in the Excess Concentration Amount divided by (b) the Aggregate OLB on such date minus the Excess Concentration Amount. “Weighted Average Spread”: As of any date of determination solely with respect to all Eligible Loans that are floating rate loans, a fraction (expressed as a percentage) obtained by dividing (x) the sum of the products of (i) each Eligible Loan’s Spread and (ii) each Eligible Loan’s outstanding principal balance by (y) the sum of each Eligible Loan’s outstanding principal balance. “Weighted Average Spread Test”: A test that is satisfied if the Weighted Average Spread equals or exceeds 4.00%. “Wells Fargo”: The meaning specified in the Preamble. “Withholding Agent”: The Borrower, the Collateral Custodian and the Administrative Agent. Section 1.2. Other Terms. 55 USActive 60440347.760440347.13

(j) the word “including” is not limiting and means “including without limitation;” (k) the word “any” is not limiting and means “any and all” unless the context clearly requires or the language provides otherwise; (l) references herein to the knowledge or actual knowledge of a Person shall mean the actual knowledge following due inquiry of a Responsible Officer of such Person; (m) any use of “material” or “materially” or words of similar meaning in this Agreement shall mean material, as determined by the Administrative Agent in its reasonable discretion; (n) for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; (o) unless otherwise expressly stated in this Agreement, if at any time any change in generally accepted accounting principles (including the adoption of IFRS) would affect the computation of any covenant (including the computation of any financial covenant) set forth in this Agreement or any other Transaction Document, Borrower and Administrative Agent shall negotiate in good faith to amend such covenant to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant shall continue to be computed in accordance with the application of generally accepted accounting principles prior to such change and (ii) Borrower shall provide to Administrative Agent a written reconciliation in form and substance reasonably satisfactory to Administrative Agent, between calculations of such covenant made before and after giving effect to such change in generally accepted accounting principles; and (p) neither the Administrative Agent nor the Collateral Custodian warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.192.16, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages 57 USActive 60440347.760440347.13 of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service; (q) for purposes of calculating the Aggregate Borrowing Base and Unfunded Exposure Amount on any date of determination, the Aggregate Borrowing Base and Unfunded Exposure Amount of the applicable Loans (or Advances) shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate; and (r) (i) all Canadian Dollars will be deposited into the Canadian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Canadian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (ii) all Euros will be deposited into the Euro Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Euro Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same and (iii) all GBP will be deposited into the GBP Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the GBP Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same. ARTICLE II. THE FACILITY Section 2.1. Advances. (a) During the Revolving Period, the Borrower may, at its option, request the Revolving Lenders to make advances of funds (each, a “Loan Advance”) under this Agreement pursuant to a Funding Notice, in an aggregate amount up to the Availability as of the proposed Funding Date of the Loan Advance; provided, however, that no Revolving Lender shall be obligated to make any Loan Advance on or after the date that is two (2) Business Days prior to the earlier to occur of the Revolving Period End Date or the Termination Date; provided, further, notwithstanding anything to the contrary herein, that any Loan Advance denominated in an Available Currency other than Dollars shall require the Administrative Agent’s prior written consent. (b) Following the receipt of a Funding Notice during the Revolving Period, subject to the terms and conditions hereinafter set forth, the Lenders shall fund such Loan Advance. Notwithstanding anything to the contrary herein, no Revolving Lender shall be obligated to make any Loan Advance if, after giving effect to such Loan Advance and the addition to the Collateral of the Eligible Loans to be acquired by the Borrower with the proceeds of such Loan Advance, (i) an Event of Default, Default or Collateral Manager Default would result therefrom on the date of such Loan Advance, (ii) the aggregate Advances Outstanding 58 USActive 60440347.760440347.13 would exceed thea Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency would occur or (iii) the Advances Outstanding made by such Revolving Lender would exceed its Commitment. (c) During the Revolving Period, the Borrower may, at its option, request the Swingline Lender make Swingline Advances to the Borrower by delivering a Funding Notice with respect to such requested Swingline Advance to the Administrative Agent, which shall forward such Funding Notice to the Swingline Lender and provide notification to the Lenders with respect thereto. Following the receipt of a Funding Notice during the Revolving Period and subject to the terms and conditions hereinafter set forth, the Swingline Lender shall make the requested Swingline Advances to the Borrower. Swingline Advances will only be funded in Dollars. Notwithstanding anything to the contrary herein, the Swingline Lender shall not be obligated to fund any Swingline Advance if, after giving effect to the amount of the Swingline Advance requested and the addition to the Collateral of the Eligible Loans to be acquired by the Borrower with the proceeds of such Swingline Advance, (i) in the sole discretion of the Swingline Lender, a Default or Event of Default would or could be expected to result therefrom or (ii) the aggregate Advances Outstanding would exceed thea Borrowing Base Deficiency would occur. (d) The Borrower may, with the written consent of the Administrative Agent, add additional Persons as Revolving Lenders and increase the Commitments hereunder; provided that, the Commitment of any Revolving Lender may only be increased with the prior written consent of such Lender and the Administrative Agent. Each additional Revolving Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a representation letter in the form of Exhibit I. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in such Revolving Lender’s Commitment and those terms set forth on Annex C shall be revised as set forth therein in accordance with such increase. The Borrower, or the Collateral Manager on its behalf, may at any time request Annex C to be revised so long as it has received prior written consent from the Administrative Agent and the Required Lenders. (e) Advances to be made for the purpose of refunding Swingline Advances shall be made by the Revolving Lenders as provided in Section 2.17. Section 2.2. Procedures for Advances by the Lenders. (a) Subject to the limitations set forth herein, the Borrower may request a Loan Advance or Swingline Advance from the Lenders by delivering to the Lenders at certain times the information and documents set forth in this Section 2.2. (b) (x) With respect to any Swingline Advance, no later than 3:00 p.m. on the proposed Funding Date, and (y) with respect to any other Advance (A) if the Advance is denominated in Dollars, (I) prior to the Initial Syndication Date, no later than 3:00 p.m. on the proposed Funding Date and (II) on or after the Initial Syndication Date, no later than 3:00 p.m. one (1) Business Day prior to the proposed Funding Date and (B) if the Advance is denominated in an Available Currency other than Dollars, no later than 3:00 p.m. at least three (3) Business Days prior to the proposed Funding Date (or, in each case, such shorter time period as is 59 USActive 60440347.760440347.13 acceptable to the Administrative Agent), the Borrower (or the Collateral Manager on its behalf), shall deliver: (i) to the Administrative Agent (with a copy to each Revolving Lender and/or Swingline Line Lender) and the Collateral Custodian a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof; (ii) to the Administrative Agent a description of the Obligor and the Loan(s) to be funded by the proposed Advance; (iii) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; (iv) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice which shall (a) specify whether such Advance is a Loan Advance or a Swingline Advance and the desired amount of such Advance, which amount shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and must be at least equal to $500,000 (or the equivalent amount in the applicable Available Currency) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Loan(s) to be financed on such Funding Date (including the appropriate file number, Obligor, original loan balance, OLB, Assigned Value and Purchase Price for each Loan) and, with respect to any Delayed Draw Loan or Revolving Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.2(e) and (d) include a representation that all conditions precedent for an Advance described in Article III hereof have been met (except as otherwise provided in Section 2.2(e)). Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent and each Lender after 3:00 p.m. on the Business Day prior to the Business Day for which such Advance is requested or on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent and each Lender at 9:00 a.m. on the next Business Day. (c) On the proposed Funding Date, subject to the limitations set forth in Section 2.1(a) and upon satisfaction or waiver of the applicable conditions set forth in Article III: (i) in the case of a Loan Advance, each Revolving Lender shall make available to the Borrower in same day funds, by wire transfer to the account designated by the Borrower in the Funding Notice given pursuant to this Section 2.2, an amount equal to such Revolving Lender’s Pro Rata Share of the least of (1) the amount requested by the Borrower for such Loan Advance, (2) the aggregate unused Commitments then in effect and (3) the maximum amount that, after taking into account the proposed use of the proceeds of such Loan Advance, could be advanced to the Borrower hereunder without 60 USActive 60440347.760440347.13 causing the aggregate Advances Outstanding to exceed thea Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency; and (ii) in the case of a Swingline Advance, the Swingline Lender shall make available to the Borrower in same day funds by wire transfer to the account designated by the Borrower in the applicable Funding Notice given pursuant to this Section 2.2, an amount equal to the least of (1) the amount requested by the Borrower for such Swingline Advance, (2) the positive difference between (A) the Swingline Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of such date, (3) the maximum amount that, after taking into account the proposed use of the proceeds of such Swingline Advance, could be advanced to the Borrower hereunder without causing the aggregate Advances Outstanding to exceed thea Borrowing Base Deficiency and (4) the unused Commitment of the Swingline Lender at such time in its capacity as a Lender. (d) On each Funding Date, the obligation of each Revolving Lender to remit its Pro Rata Share of any such Loan Advance shall be several from that of each other Revolving Lender and the failure of any Revolving Lender to so make such amount available to the Borrower shall not relieve any other Revolving Lender of its obligation hereunder. (e) Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request an Advance in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of a Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested), the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(b) as if the Revolving Period were still in effect and notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, the Advances Outstanding would exceed thea Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) would exist. (f) Notwithstanding anything to the contrary contained in this Section 2.2, the Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting Exposure (after giving effect to the application of funds pursuant to Section 2.17(a)(ii)) with respect to any such Defaulting Lender. Section 2.3. Reduction of the Facility Amount; Optional Repayments. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall 61 USActive 60440347.760440347.13 provide a Repayment Notice to the Administrative Agent at least (x) ten (10) Business Days prior to such termination of the Facility Amount in whole and (y) one (1) Business Day prior to such reduction of the Facility Amount in part; (ii) any partial reduction of the Facility Amount shall be in an amount equal to $2,500,000 (or the equivalent amount in the applicable Available Currency) and in integral multiples of $250,000 (or the equivalent amount in the applicable Available Currency) in excess thereof; and (iii) in the case of such termination or reduction on or prior to the second anniversary of the Closing Date other than in connection with (i) a refinancing using the proceeds of any (a) other financing in which the Administrative Agent or an Affiliate thereof holds at least 25% of the aggregate commitments of such replacement or other financing or (b) distributed capital markets offering or (ii) an amendment and restatement of this Agreement, the Borrower shall pay to the Administrative Agent the applicable Commitment Reduction Fee in accordance with Section 2.7 or Section 2.8, as applicable. Any request for a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.3(a). (b) The Borrower shall be entitled at its option, at any time, to reduce Advances Outstanding; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent, (A) if the Advances Outstanding are denominated in Dollars, (x) if Wells Fargo is the only Lender hereunder, no later than 3:00 p.m. on the proposed day of such reduction or (y) if Wells Fargo is not the only Lender hereunder, no later than 3:00 p.m. one Business Day prior to the reduction and (B) if the Advances Outstanding are denominated in an Available Currency other than Dollars, no later than 3:00 p.m. three (3) Business Days prior to the reduction, and (ii) any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that the Required Advance Reduction Amount is equal to zerono Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the equivalent amount in the applicable Available Currency) and in integral multiples of $100,000 (or the equivalent amount in the applicable Available Currency) in excess thereof. In connection with any such reduction of Advances Outstanding, the Borrower shall deliver to each Lender (1) instructions to reduce such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay the related accrued Interest and Breakage Costs, if any, in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(b) to the pro rata reduction of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) At any time after the nine-month anniversary of the Closing Date and on or prior to the date set forth in clause (a) of the definition of “Revolving Period End Date,” the Borrower may make a request to the Lenders to extend the date set forth in clause (a) of the definition of “Revolving Period End Date” (and in accordance therewith, the Facility Maturity Date shall be automatically extended) for an additional period of one (1) year (or such shorter 62 USActive 60440347.760440347.13 period as determined by the Collateral Manager). Each Lender shall have the right in its sole discretion to approve or deny any such extension request. Upon written notice from the Administrative Agent and each Lender agreeing to such extension, the Revolving Period shall be extended to such date as is approved by each Lender for all purposes hereof (and clause (a) of the definition of “Revolving Period End Date” shall be deemed amended). Section 2.4. Determination of Interest and Non-Usage Fee. The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) and the Non-Usage Fee (including any previously accrued and unpaid Non-Usage Fee) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager thereof on the third Business Day prior to such Payment Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have, in consultation with the Collateral Manager, the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Interest due on any Payment Date shall be calculated on the Determination Date immediately preceding such Payment Date using the Applicable Exchange Rate as of such Determination Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Section 2.5. [Reserved]. Section 2.6. Principal Repayments. (a) Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the Borrower, the Collateral Manager, the Administrative Agent and the Lenders. (b) At the Borrower’s option in its sole discretion, it may take any of the following actions at any time to reduce the Required Advance Reduction Amountcure any Borrowing Base Deficiency or Borrowing Base Deficiency (Currency): (i) depositing Cash into the Principal Collection Account; 63 USActive 60440347.760440347.13 (ii) repaying Advances Outstanding in accordance with Section 2.3(b); and/or (iii) posting additional Eligible Loans as Collateral. Section 2.7. Settlement Procedures. (a) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Interest Collection Account and Interest Collections in the Canadian Dollar Account, the Euro Account and the GBP Account of the Borrower to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) pro rata to (A) the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(2), Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s pro rata share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fees and Administrative Expenses, then due to each such Person under this Agreement; (5) if a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) exists, pro rata to each Lender, ifto reduce the Required Advance Reduction Amount is greater than zero,Advances Outstanding in an amount necessary to reduce(and in the Required Advance Reduction Amount to zeroapplicable Available Currency) to cure a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency), as applicable; (6) pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; 64 USActive 60440347.760440347.13

(7) (i) prior to the Revolving Period End Date, to the Unfunded Exposure Account in an amount necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount, and (ii) after the end of the Revolving Period, to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (8) to the Equityholder, to make any applicable Permitted RIC Distribution; (9) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other accrued and unpaid Administrative Expenses and Taxes; and (10) (A) during a Default, to remain in the Interest Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (b) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Principal Collection Account and Principal Collections in the Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the extent not paid pursuant to Section 2.7(a)(1)(A), to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), this Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed $100,000 per annum and (B) second, to the extent not paid pursuant to Section 2.7(a)(1)(B), to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), this Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the extent not paid pursuant to Section 2.7(a)(2), to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), this Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; (3) to the extent not paid pursuant to Section 2.7(a)(3), pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; 65 USActive 60440347.760440347.13 (4) to the extent not paid pursuant to Section 2.7(a)(4), pro rata to the Administrative Agent and each Lender, all other fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fee and Administrative Expenses, then due to each such Person under this Agreement; (5) to the extent not paid pursuant to Section 2.7(a)(5), pro rata to each Lender, ifto reduce the Required Advance Reduction Amount is greater than zero,Advances Outstanding in an amount necessary to reduce(and in the Required Advance Reduction Amount to zeroapplicable Available Currency) to cure a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency), as applicable; (6) to the extent not paid pursuant to Section 2.7(a)(6), pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; (7) during the Revolving Period, as directed by the Collateral Manager, to (A) repay Advances Outstanding and/or (B) return cash to the Principal Collection Account for application in accordance with the terms hereof; (8) to the extent not paid pursuant to Section 2.7(a)(7), to the Unfunded Exposure Account in an amount equal to (i) prior to the Revolving Period End Date, necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount, and (ii) after the end of the Revolving Period, the Exposure Amount Shortfall; (9) (A) if the Required Advance Reduction Amount is greater than zeroa Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists, pro rata to each Lender an amount necessary to reduce(and in the Required Advance Reduction Amount to zeroapplicable Available Currency) to cure such Borrowing Base Deficiency or Borrowing Base Deficiency (Currency), as applicable, and (B) after the Revolving Period, (i) if the Principal Sharing Condition is met, 80.0% of the remaining Principal Collections allocated pro rata to each Lender to pay Advances Outstanding and the remaining 20.0% of Principal Collections distributed following the requirements set forth in this clause (9), or (ii) if the Principal Sharing Condition is not satisfied, 100% of the remaining Principal Collections pro rata to each Lender to pay the Advances Outstanding; (10) to the extent not paid pursuant to Section 2.7(a)(8), to the Equityholder to make any applicable Permitted RIC Distribution; (11) to the extent not paid pursuant to Section 2.7(a)(9) and in the order set forth therein, to each applicable party to pay all other Administrative Expenses and Taxes; (12) if the Weighted Average Spread Test is not satisfied, (x) to be retained in the Principal Collection Account and invested in Eligible Loans or (y) to repay Advances Outstanding; and 66 USActive 60440347.760440347.13 (13) (12) (A) during a Default, to remain in the Principal Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (c) The Collateral Manager may, in its sole discretion, direct the Collateral Custodian to make a payment to the Borrower from the Principal Collection Account on any Business Day other than a Payment Date if, both immediately prior and after giving effect to such payment (i) the Availability is greater than zero and (ii) no Default or Event of Default has occurred and is continuing. (d) Subject to the satisfaction of the applicable conditions set forth in Section 3.2, the Collateral Manager may direct the Collateral Custodian to withdraw funds on deposit in the Principal Collection Account on any Business Day in order to reinvest such funds in Eligible Loans to be pledged hereunder. Section 2.8. Alternate Settlement Procedures. On each Payment Date following the occurrence of and during the continuation of an Event of Default, the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Collection Account, the Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and this Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) second, to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and this Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), Section 2.7(b)(2) and this Section 2.8(2) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all other fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fee and Administrative Expenses, then due to each such Person under this Agreement; 67 USActive 60440347.760440347.13 (5) to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (6) pro rata to the Lenders to pay the Advances Outstanding and any accrued and unpaid Commitment Reduction Fee; (7) to the Equityholder, to make any applicable Permitted RIC Distribution; (8) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other Administrative Expenses and Taxes; and (9) (A) so long as such Event of Default is continuing, to remain in the Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). Section 2.9. Collections and Allocations. (a) Collections. The Collateral Manager shall promptly identify any collections received as being on account of Interest Collections or Principal Collections in any Available Currency and shall transfer, or cause to be transferred, (i) all Collections received denominated in Dollars to the appropriate Collection Account within two (2) Business Days after such Collections are received. , (ii) all Collections received denominated in Canadian Dollars to the Canadian Dollar Account within two (2) Business Days after such Collections are received, (iii) all Collections received denominated in Euros to the Euro Account within two (2) Business Days after such Collections are received and (iv) all Collections denominated in GBP to the GBP Account within two (2) Business Days after such Collections are received. All Collections in (i) Canadian Dollars shall be deposited into the Canadian Dollar Account, (ii) Euros shall be deposited into the Euro Account and (iii) GBP shall be deposited into the GBP Account. For purposes of Section 2.7 and Section 2.8, any Principal Collections and Interest Collections shall be applied on any Payment Date (i) first, to make payments in the applicable Available Currency and (ii) second, to make payments in any other Available Currency (pro rata based on available amounts from each other Available Currency), as converted by the Collateral Custodian at the direction of the Collateral Manager using the Applicable Exchange Rate; provided, that such payments shall be subject to availability of such funds pursuant to Section 2.7 and Section 2.8. The Collateral Manager shall instruct the Collateral Custodian on the Determination Date immediately preceding each Payment Date, to convert amounts on deposit in any Available Currency other than Dollars into Dollars to the extent necessary to make payments pursuant to Section 2.7 and Section 2.8 (as determined by the Collateral Manager using the Applicable Exchange Rate). Any Principal Collections may be converted by the Collateral Custodian at the direction of the Collateral Manager into another Available Currency on any Business Day (other than a Payment Date) using the Applicable Exchange Rate so long as no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists either prior to or after giving effect to such conversion. The Collateral Manager shall include a statement as to the amount of 68 USActive 60440347.760440347.13

Principal Collections and Interest Collections on deposit on each Reporting Date in the Borrowing Base Certificate delivered pursuant to Section 5.1(p). (b) Excluded Amounts. With the prior written consent of the Administrative Agent, the Collateral Manager may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Collateral Manager has, prior to such withdrawal and consent, delivered to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent and each Lender. (c) Initial Deposits. On each Funding Date, the Collateral Manager will instruct the related Obligor to deposit all Collections with respect to Collateral being acquired by the Borrower on such date into the Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (d) Investment of Funds. Unless a Collateral Manager Default or an Event of Default has occurred and is continuing, to the extent there are uninvested amounts deposited in the Collection Account, the Canadian Dollar Account, the Euro Account and the GBP Account, all such amounts shall be invested in Permitted Investments selected by the Collateral Manager on each Payment Date (or pursuant to standing instructions provided by the Collateral Manager); provided that, if a Collateral Manager Default or an Event of Default has occurred and is continuing, to the extent there are uninvested amounts in the Collection Account, the Canadian Dollar Account, the Euro Account and the GBP Account, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (or pursuant to standing instructions provided by the Administrative Agent). All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, in each case, as Principal Collections, and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 or Section 2.8 (as applicable). (e) Unfunded Exposure Account. (i) Amounts on deposit in the Unfunded Exposure Account may be withdrawn (A) by the Collateral Custodian pursuant to Section 2.9(e)(ii) to fund any draw requests of the relevant Obligors under any Delayed Draw Loan or Revolving Loan or (B) if the amount on deposit in the Unfunded Exposure Account exceeds the Aggregate Unfunded Exposure Amount, by the Borrower (or the Collateral Manager on the Borrower’s behalf) to make a deposit into the Principal Collection Account to the extent of such excess. (ii) After the end of the Revolving Period, any draw request made by an Obligor under a Delayed Draw Loan or Revolving Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the Collateral Manager (on the Borrower’s behalf) to the Collateral Custodian (with a copy to the Administrative Agent) along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account. Upon receipt of, and in accordance with, 69 USActive 60440347.760440347.13 such instruction, the Collateral Custodian shall fund such draw request directly from the Unfunded Exposure Account. (f) For all U.S. federal tax reporting purposes, all income earned on the funds invested and allocable to the Accounts is legally owned by the Borrower (and beneficially owned by the Borrower or the Equityholder). The Borrower is required to provide to Western Alliance Trust Company, N.A., in its capacity as Collateral Custodian (i) an IRS Form W-9 or W-8 no later than the date hereof, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by Applicable Law or upon the reasonable request of the Collateral Custodian as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes and (b) to permit the Collateral Custodian to fulfill its tax reporting obligations under Applicable Law with respect to the Accounts or any amounts paid to the Borrower. The Borrower is further required to report to the Collateral Custodian comparable information upon any change in the legal or beneficial ownership of the income allocable to the Accounts. Western Alliance Trust Company, N.A., both in its individual capacity and in its capacity as Collateral Custodian, shall have no liability to the Borrower or any other person in connection with any tax withholding amounts paid, or retained for payment, to a governmental authority from the Accounts arising from the Borrower’s failure to timely provide an accurate, correct and complete IRS Form W-9 or W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Accounts absent the Collateral Custodian having first received (x) instructions with respect to the investment of such funds, and (y) the forms and other documentation required by this paragraph. (g) The Borrower shall bear all risks of investing in Collateral denominated in a foreign currency. For purposes of making any currency conversion required hereunder, save in the case of manifest error, the Collateral Custodian may rely conclusively on the determination of the Applicable Exchange Rate provided to it and shall not be liable for any losses, shortfalls or expenses associated with the determination of such rate or conversion and delivery of such amounts on behalf of the Borrower of such amounts. The Collateral Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. Section 2.10. Payments, Computations, Etc. (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Collateral Manager hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower or the Collateral Manager, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts (other than Advances) not paid or deposited when due hereunder at 5.25% per annum above the Prime Rate, payable on demand; provided that, such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to (x) Daily Simple CORRA or Daily Simple SONIA, which shall be based on a year consisting of 365 70 USActive 60440347.760440347.13 days or (y) the Base Rate and the Non-Usage Fee, which shall each be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs then due pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance, but excluding the Applicable Spread. Section 2.11. Fees. (a) The Collateral Manager on behalf of the Borrower shall pay or cause to be paid in accordance with Sections 2.7 and 2.8, the applicable Non-Usage Fee. (b) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7 and 2.8. (c) The Borrower shall pay to Cadwalader, Wickersham & Taft LLP as counsel to the Administrative Agent on the Closing Date, its reasonable estimated fees and out-of-pocket expenses through the Closing Date, and shall pay all additional reasonable fees and out-of-pocket expenses of Cadwalader, Wickersham & Taft LLP required to be paid by the Borrower hereunder and on the immediately following Payment Date after its receipt of an invoice therefor in accordance with the terms of Section 2.7 or 2.8, as applicable. Section 2.12. Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case, adopted, made or implemented after the Closing Date, shall (a) subject any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar 71 USActive 60440347.760440347.13 requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (c) impose any other condition (other than Taxes) affecting the ownership interest in the Collateral conveyed to the Lenders hereunder or any Affected Party’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any other Transaction Document, then on the later of the next Payment Date and 30 days after receipt by the Borrower of demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered. (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, in each case, adopted, made or implemented after the Closing Date, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, on the later of the next Payment Date and 30 days after receipt by the Borrower of demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction. (c) If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.12 that occurs after the Closing Date, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the later of the next Payment Date and 30 days after receipt of a statement describing such costs in reasonable detail, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it. (d) In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Collateral Manager a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error. (e) If a Disruption Event as described in clause (a) of the definition of “Disruption Event” with respect to any Lender has occurred with respect to any then-current Benchmark, such Lender shall in turn so notify the Borrower, whereupon all Advances Outstanding ofmade by the affected Lender in respect of which Interest accrues at the 72 USActive 60440347.760440347.13

Benchmark shall immediately be converted into Advances Outstanding in respect of whichthe applicable Available Currency will accrue Interest accrues at the Base Rate in accordance withfrom and including the definitiondate of “Interest Rate”such Disruption Event to, but excluding, the earlier of (x) such time as the conditions leading to such Disruption Event no longer exist and (y) the Benchmark Replacement Date for such Benchmark. (f) Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Affected Party’s right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate an Affected Party pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that such Affected Party notifies the Borrower of such Affected Party’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect. (g) Each Lender agrees that it will take such commercially reasonable actions as the Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13 provided that, no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which Lenders provide financing. (h) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules and regulations promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been introduced after the Closing Date, thereby constituting a change for which a claim for increased costs or additional amounts may be made hereunder with respect to the Affected Parties, regardless of the date enacted, adopted or issued. Section 2.13. Taxes. (a) Defined Terms. For purposes of this Section 2.13, the term “applicable law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has 73 USActive 60440347.760440347.13 Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Collateral Custodian and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document. Section 2.14. Discretionary Sales. The Borrower shall be permitted to sell Loans (each, a “Discretionary Sale”) subject to the following conditions: (i) no Collateral Manager Default or Event of Default has occurred and is continuing and, immediately after giving effect to such Discretionary Sale, no Collateral Manager Default, Default or Event of Default shall have occurred; (ii) immediately after giving effect to such Discretionary Sale, the Required Advance Reduction Amount shall be (x) zero or (y) subject tono Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists; provided that, in the event a Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) shall have existed immediately prior to giving effect to such Discretionary Sale, the Borrower may, with the prior written consent of the Administrative Agent (in its sole discretion), an 77 USActive 60440347.760440347.13 amount less than the Required Advance Reduction Amount immediately prior to giving effect to sucha Discretionary Sale; (iii) the Borrower shall have delivered a Borrowing Base Certificate to the Administrative Agent; (iv) such Discretionary Sale shall be made by the Collateral Manager, on behalf of the Borrower, to an unaffiliated third party purchaser in a transaction (i) reflecting arms-length market terms and (ii) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the Discretionary Sale (other than that the Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan), provided that the Borrower may make a Discretionary Sale to (A) an Affiliate of the Borrower with the prior written consent of the Administrative Agent in its sole discretion or (B) to the Seller pursuant to any exercise of the Seller’s mandatory repurchase obligation under Section 7.1 of the Sale Agreement; (v) on the related Discretionary Sale Date, the Administrative Agent, each Lender and the Collateral Custodian, as applicable, shall have received, as applicable, in immediately available funds, an amount equal to the sum of (a) an amount sufficient to reduce the Advances Outstanding such that, after giving effect to the transfer of the Loans that are the subject of such Discretionary Sale, the Required Advance Reduction Amountno Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) will be equal to zeroexist plus (b) an amount equal to all unpaid Interest then due and owing to the extent reasonably determined by the Administrative Agent and the Lenders to be attributable to that portion of the Advances Outstanding to be repaid in connection with the Discretionary Sale plus (c) an aggregate amount equal to the sum of all other Obligations then due and owing to the Administrative Agent, each applicable Lender, the Affected Parties and the Indemnified Parties, as applicable, under this Agreement and the other Transaction Documents (or such lesser amount as consented to by the Administrative Agent pursuant to clause (ii) above); (vi) on the related Discretionary Sale Date, the proceeds (net of (x) amounts payable pursuant to Section 2.14(v) and (y) transactional expenses) from such Discretionary Sale shall be sent directly to the Collection Account; (vii) the aggregate OLB of all Loans which are sold by the Borrower in connection with a Discretionary Sale during any 12-month rolling period shall not exceed 30% of the highest Aggregate OLB at any point during such 12-month period (or such lesser number of months as shall have elapsed from the Closing Date as of such date); provided that, (a) any Discretionary Sale may be excluded from such 30% limitation with the prior written consent of the Administrative Agent and (b) any Discretionary Sale made pursuant to clause (B) of Section 2.14(iv) shall be excluded from such 30% limitation; provided, further, that the Borrower may make Discretionary Sales of Loans exceeding such 30% limitation if (x) all proceeds from such Discretionary Sales are applied pursuant to Section 2.3(b) to reduce Advances Outstanding and (y) the Facility 78 USActive 60440347.760440347.13 Amount is concurrently reduced pursuant to Section 2.3(a) by an amount equal to the proceeds of such Discretionary Sales; and (viii) if such Discretionary Sale is to the Equityholder, (a) the aggregate principal of all Equityholder Loans which are sold or distributed by the Borrower to the Equityholder (excluding any Loans repurchased by the Equityholder pursuant to Section 7.1 of the Sale Agreement) shall not exceed, collectively, 20% of the Equityholder Purchased Loan Balance and (b) the aggregate principal of all Equityholder Loans that are defaulted Loans which are sold or distributed by the Borrower to the Equityholder (excluding any Loans repurchased by the Equityholder pursuant to Section 7.1 of the Sale Agreement) shall not exceed, collectively, 10% of the Equityholder Purchased Loan Balance. Section 2.15. Assignment of the Sale Agreement. The Borrower hereby collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, all of the Borrower’s right, title and interest in and to, but none of its obligations under, the Sale Agreement and any UCC financing statements filed under or in connection therewith. In furtherance and not in limitation of the foregoing, the Borrower hereby collaterally assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under the Sale Agreement. The Borrower confirms that the Administrative Agent, on behalf of the Secured Parties, at any time upon the occurrence and during the continuance of an Event of Default, shall have the right to enforce the Borrower’s rights and remedies under the Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties. Section 2.16. Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, ifupon the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, then the applicable Benchmark Replacement willwith respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark for all purposes hereunder and under any Transaction Document inwith a Benchmark Replacement. Any such amendment with respect of anyto a Benchmark settingTransition Event will become effective at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is providedAdministrative Agent has posted such proposed amendment to theall affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Documentand the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacementamendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.16(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of anya Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Collateral Manager, to make 79 USActive 60440347.760440347.13

Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (iiA) the implementation of any Benchmark Replacement, and (iiiB) the effectiveness of any Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to the below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the use, administration, adoption or implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Accrual Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Accrual Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (d) Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party heretoto this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.16. For the avoidance of doubt, the Collateral Custodian shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of the then-applicable Benchmark (or other applicable Benchmark Replacement), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Transition Start Date or Benchmark Unavailability Period, (ii) to select, determine or designate any Benchmark Replacement, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes are necessary or 80 USActive 60440347.760440347.13 advisable, if any, in connection with any of the foregoing. The Collateral Custodian shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the then-applicable Benchmark (or other applicable Benchmark Replacement) and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. (d) (e) Benchmark Unavailability Period. For any determination of interest hereunder or under any other Transaction Document duringUpon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the principal amount of Advances which bear interest on such Benchmark,Borrower may revoke any pending request for an Advance denominated in the applicable Available Currency to be made during any Benchmark Unavailability Period. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not available, the Base Rate shall be used instead bear interest determined in relation to the Base Rate, computed as otherwise described herein; provided, however, that no such determination of interest shall take effect during any applicable Accrual Periodof such Benchmark to calculate Interest. Section 2.17. Refunding of Swingline Advances. (a) Each Swingline Advance shall be refunded by the Revolving Lenders on the next Business Day following the date of such Swingline Advance (each such date, a “Swingline Refund Date”). Such refundings shall be made by the Revolving Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Advances of the Revolving Lenders on the books and records of the Administrative Agent. Each Revolving Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline Refund Date. (b) The Borrower shall repay to the Swingline Lender, within ten (10) days of demand, the amount of such Swingline Advances to the extent amounts received from the Revolving Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded pursuant to Section 2.20(a). Such repayments by the Borrower shall not be required to comply with minimum notice and amount requirements otherwise applicable under Section 2.3(b). Each Revolving Lender acknowledges and agrees that its obligation to refund Swingline Advances in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 3.2. Further, each Revolving Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Advances pursuant to this Section, an Insolvency Event relating to the Borrower or the Seller shall have occurred, each Revolving Lender shall, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Revolving Lender 81 USActive 60440347.760440347.13 (i) enforceability, grant and perfection of the security interests on the Collateral and (ii) non-consolidation of the Borrower with the Equityholder, in each case in form and substance reasonably acceptable to the Administrative Agent. (g) The Administrative Agent and each Lender shall have received copies of the Credit and Collection Policy. (h) The Administrative Agent and the Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. (i) The UCC-1 financing statements naming (1) the Borrower as debtor and the Administrative Agent as secured party, and (2) the Seller as debtor, the Administrative Agent as assignee secured party and the Borrower as assignor secured party are in proper form for filing in the filing office of the appropriate jurisdiction and shall have been filed (or will be concurrently filed on the Closing Date or within one (1) Business Day thereafter) and, when filed, together with the Securities Account Control Agreement, are effective to perfect the Administrative Agent’s security interest in the Collateral such that the Administrative Agent’s security interest in the Collateral ranks senior to that of any other creditors of the Borrower, Equityholder or Seller (whether now existing or hereafter acquired), subject only to Permitted Liens. (j) The Administrative Agent shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower, the Equityholder and the Collateral Manager (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of Propertyproperty or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect. (k) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and the Equityholder, and bankruptcy and pending lawsuits with respect to the Borrower and the Equityholder and the results of such search shall be satisfactory to the Administrative Agent. (l) The Administrative Agent and the Lenders shall have received the fees (including fees, disbursements and other charges of the Administrative Agent) to be received on the Closing Date referred to herein to the extent invoiced at least two (2) Business Days prior to the Closing Date. (m) The Equityholder shall have raised at least $700,000,000 in capital commitments from the investors of the Equityholder. Section 3.2. Conditions Precedent to All Advances and Reinvestments. 86 USActive 60440347.760440347.13 though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a specific date); (ii) No event has occurred, or would result from such Transaction or from the application of proceeds thereof, that constitutes an Event of Default (unless it is a Borrowing Base Deficiency (Currency) that is cured by such Transaction), Default or Collateral Manager Default; (iii) On and as of such day, after giving effect to such Transaction, the Availability is greater than or equal to zero and no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) in the relevant Available Currency would occur; (iv) On and as of such day, the Borrower and the Collateral Manager each has performed in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect) all of the covenants and agreements contained in this Agreement to be performed by such Person on or prior to such day; and (v) No Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed reinvestment of Principal Collections. (c) The Revolving Period End Date or the Termination Date shall not have occurred; (d) On the date of such Transaction, the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent may reasonably require; (e) The Borrower and Collateral Manager shall have delivered to the Administrative Agent all reports required to be delivered as of the date of such Transaction including, without limitation, all deliveries required by Section 2.2; (f) The Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11(c), shall have reimbursed the Lenders, the Collateral Custodian and the Administrative Agent for all fees, costs and expenses then required to be paid of closing the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Custodian and the Administrative Agent; (g) The Borrower shall have received a copy of the related Approval Notice; (h) In connection with each Transaction, the Borrower shall have delivered to the Collateral Custodian (with a copy to the Administrative Agent), no later than 3:00 p.m. on the date of the related Transaction, (i) a Loan File with respect to each Loan proposed to be acquired by the Borrower in connection with such Transaction, and (ii) a faxed or an emailed copy of the duly executed original promissory notes for each Loan in respect of which a promissory note is issued (or, in the case of any Noteless Loan, a fully executed assignment agreement), and, if any Loans are closed in escrow, a written certification from the closing attorneys of such Loan confirming the possession of the Required Loan Documents and that all 88 USActive 60440347.760440347.13 documentary conditions to such Loan have been satisfied; provided that, notwithstanding the foregoing, the Borrower shall cause the Loan Checklist and the Required Loan Documents to be in the possession of the Collateral Custodian within ten (10) Business Days of any related Purchase Date with respect to any Loan.; (i) On and as of the date of such Transaction, the Weighted Average Spread Test is satisfied or if not satisfied, compliance with the Weighted Average Spread Test shall be maintained or improved after giving effect to such Transaction; provided that, if such Transaction is an Advance whose proceeds will be applied pursuant to Section 5.2(n)(ii), the Weighted Average Spread Test must be satisfied; (j) (i) On or prior to the date of the initial Advance, the Administrative Agent shall have received evidence satisfactory to it in its sole discretion that at least the Required Minimum Equity Amount (which may include capital contributions in Cash, securities or Loans) has been deposited by the Equityholder into the Principal Collection Account or has been credited to the Collateral Account.; and (k) (j) To the extent any Loans being acquired by the Borrower in connection with such Transaction are being purchased from the Seller, a true sale opinion with respect to each Loan, in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion (it being acknowledged and agreed that the opinion delivered by Dechert LLP on the Closing Date is acceptable to the Administrative Agent and satisfies the requirements of this Section 3.2(j), so long as such sales are made in accordance with the facts described in such opinion and pursuant to the Sale Agreement). The failure of the Borrower to satisfy any of the foregoing conditions precedent in respect of any Loan Advance or Swingline Advance (which has not been waived by the Administrative Agent) shall give rise to a right of the Administrative Agent, which right may be exercised at any time on the demand of the Administrative Agent, to rescind the related Loan Advance or Swingline Advance and direct the Borrower to pay to the Administrative Agent for the benefit of the Lenders an amount equal to the Loan Advances or Swingline Advances made during any such time that any of the foregoing conditions precedent were not satisfied. Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. (a) The Administrative Agent shall hold all Certificated Securities (whether Loans or Permitted Investments) and Instruments in physical form at the Collateral Custodian’s offices set forth in Section 5.5(c). Any successor Collateral Custodian shall be a state or national bank or trust company which is not an Affiliate of the Borrower or the Seller and which is a Qualified Institution. (b) Each time that the Borrower (or the Collateral Manager on behalf of the Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower shall (or the Collateral Manager on behalf of the Borrower), if such Loan or Permitted Investment has not already been transferred in accordance with its Underlying Instruments (including obtaining any necessary consents) to the Collateral Custodian, cause the transfer of such Loan or Permitted Investment in accordance with its Underlying Instruments (including 89 USActive 60440347.760440347.13 designated by the Administrative Agent to visit and inspect the financial records and the properties of such person upon reasonable advance notice and during normal business hours and as often as reasonably requested, without unreasonably interfering with such party’s business and affairs and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor, in each case, other than (x) material and affairs protected by the attorney-client privilege and (y) materials which such party may not disclose without violation of confidentiality obligations binding upon it; provided that the right of the Administrative Agent provided herein to visit and inspect the financial records and properties of the Borrower shall be limited to not more than one such visit and inspection in any fiscal year; provided further that, during the continuance of a Collateral Manager Default or an Event of Default, there shall be no limit to the number of such visits and inspections, and after the resolution of such Collateral Manager Default or Event of Default, the number of visits occurring in the current fiscal year shall be deemed to be zero. (e) Protection of Interest in Collateral. With respect to the Collateral, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Sale Agreement or directly from the Equityholder or a third party, (ii) (at the Collateral Manager’s expense) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Collateral free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, without limitation, (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing and maintaining (at the Collateral Manager’s expense), effective financing statements against the Obligor in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral. (f) Deposit of Collections. (i) The Borrower shall, or shall cause the Collateral Manager to, instruct each Obligor (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) to deliver all Collections to the applicable Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (ii) The Borrower shall promptly (but in no event later than two (2) Business Days after receipt) deposit all Collections received by such party in respect of the Collateral into the appropriate Collection Account as set forth in clause (i) above; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. 106 USActive 60440347.760440347.13 provided that, nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any of the Collateral. (d) Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests of any other Person (other than in connection with the enforcement or collection of any Loan or as a result of a workout or restructuring of an Obligor), or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement or the Sale Agreement). (e) Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s offices set forth in Section 5.5(c) on the Closing Date (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9), unless the Borrower has given at least thirty (30) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties’ first priority perfected security interest (subject to Permitted Liens) continues in effect. (f) ERISA Matters. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Borrower will not (a) engage or knowingly permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit to exist any failure to satisfy minimum funding standards, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan other than a Multiemployer Plan, (c) fail to make or knowingly permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Pension Plan so as to result in any liability, or (e) permit to exist any occurrence of any Reportable Event with respect to a Pension Plan. (g) Borrower LLC Agreement. The Borrower will not amend, modify, waive or terminate (i) any provision of the Borrower LLC Agreement if such amendment, modification, waiver or termination would result in a Default, Event of Default or Material Adverse Effect or (ii) any Special Purpose Provision, in each case without the prior written consent of the Administrative Agent. (h) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, Canadian Dollar Account, Euro Account or GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (i) Reserved. 112 USActive 60440347.760440347.13 (f) Credit and Collection Policy. The Collateral Manager will (i) comply in all material respects with the Credit and Collection Policy in regard to the Collateral, and (ii) furnish to the Administrative Agent prior to its effective date, prompt written notice of any changes in the Credit and Collection Policy. The Collateral Manager will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior written consent of the Administrative Agent; provided that, no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent. Compliance by the Collateral Manager with this covenant shall be deemed to constitute compliance by the Borrower with its corresponding obligations under Sections 5.1(h). (g) Events of Default. Promptly following the Collateral Manager’s knowledge or notice of the occurrence of any Event of Default or Default, the Collateral Manager will provide the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Collateral Manager setting forth the details of such event and the action that the Collateral Manager proposes to take with respect thereto. (h) Taxes. (i) The Collateral Manager has filed or caused to be filed all material tax returns that are required to be filed by it. The Collateral Manager has paid or made adequate provisions for the payment of all material Taxes made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Collateral Manager), and no Tax lien (other than a Permitted Lien in respect of Taxes) has been filed and, to the Collateral Manager'’s knowledge, no claim is being asserted, with respect to any such material Tax. (ii) [Reserved]. (i) Other. The Collateral Manager will promptly furnish to the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement. (j) Proceedings. The Collateral Manager will furnish to the Administrative Agent, as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, 115 USActive 60440347.760440347.13 board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder in excess of $1,000,000 shall be deemed to be material for purposes of this Section 5.3(j). (k) Deposit of Collections. The Collateral Manager (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) shall promptly (but in no event later than two (2) Business Days after receipt) deposit into the Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, any and all Collections received by the Borrower or the Collateral Manager; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. (l) Required Notices. The Collateral Manager will furnish to the Administrative Agent, promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Purchase Date in respect of such Loan) listed in the definition of “Eligible Loan” or (6) the occurrence of any event of default by an Obligor on any Loan (after giving effect to any grace period under the related Underlying Instruments). (m) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, the Collateral Manager will provide to the Administrative Agent notice of any material change in the accounting policies of the Collateral Manager. (n) Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan with respect to which the Collateral Manager or an Affiliate thereof acts as administrative agent (or a comparable capacity), a register (each, a “Loan Register”) in which it will record, or cause to be recorded, (v) the principal amount of such Noteless Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and (z) the maturity date of such Noteless Loan. At any time such a Noteless Loan is included in the Collateral, the Collateral Manager shall deliver to the Borrower, the Administrative Agent and the Collateral Custodian a copy of the related Loan Register, together with a certificate of a Responsible Officer of the Collateral Manager certifying to the accuracy of such Loan Register as of the date of acquisition of such Noteless Loan by the Borrower, all of which information may be included in the applicable Borrowing Base Certificate. 116 USActive 60440347.760440347.13 (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s offices set forth in Section 5.5(c) on the Closing Date (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9), unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral (subject to Permitted Liens). (c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (d) Extension or Amendment of Collateral. The Collateral Manager will not, except as otherwise permitted in Section 6.4(a), consent on behalf of the Borrower to the extension, amendment or modification to the terms of any Loan without the prior written consent of the Administrative Agent. (e) Members of the Borrower. The Collateral Manager shall not permit any Person which is not a “United States Person” within the meaning Section 7701(a)(30) of the Code to own any membership interests in the Borrower. (f) Bankruptcy. The Collateral Manager will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or Insolvency Laws. (g) Compliance with Sanctions. The Collateral Manager shall not, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance or facilitate any activities, business or transactions of or with a Sanctioned Person or (ii) in any manner that is prohibited by Sanctions or that could otherwise cause any Lender to be in breach of any Sanctions. The Collateral Manager will not cause the funding of any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this Section 5.4(g). Section 5.5. Affirmative Covenants of the Collateral Custodian. 118 USActive 60440347.760440347.13 (b) Taxes and other Amounts. The Collateral Manager will use its reasonable best efforts to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to the Borrower for such application under the Underlying Instrument and remit such amounts in accordance with Section 2.7 and Section 2.8 to the appropriate Governmental Authority or insurer as required by the Underlying Instruments. (c) Payments to Collection Account. On or before the applicable Purchase Date, the Collateral Manager shall have instructed all Obligors to make all payments owing to the Borrower in respect of the Collateral directly to the applicable Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable; provided that, the Collateral Manager is not required to so instruct any Obligor which is solely a guarantor unless and until the Collateral Manager calls on the related guaranty. (d) Accounts. Each of the parties hereto hereby agrees that each Account shall be deemed to be a Securities Account. Each of the parties hereto hereby agrees to cause the Collateral Custodian or any other Securities Intermediary that holds any Cash or other Financial Asset for the Borrower in an Account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Custodian or other Securities Intermediary that holds such Financial Asset in such Account. (e) Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Custodian nor any Securities Intermediary shall be under any duty or obligation in connection with the acquisition by the Borrower of, or the grant by the Borrower of a security interest to the Administrative Agent in, any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including without limitation any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it evidencing any Loan transferred to the Administrative Agent hereunder as custodial agent for the Administrative Agent in accordance with the terms of this Agreement. (f) Adjustments. If (i) the Collateral Manager makes a deposit into the Collection Account on behalf of the Borrower in respect of a Collection of a Loan and such Collection was received by the Collateral Manager in the form of a check that is not honored for any reason or (ii) the Collateral Manager makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Collateral Manager shall appropriately adjust the amount subsequently deposited 123 USActive 60440347.760440347.13 Reporting Date, the date of any reduction pursuant to Section 2.3 and on each Funding Date pursuant to Section 2.2(b)(ii), a Borrowing Base Certificate showing each Borrowing Base as of such date, certified as complete and correct by a Responsible Officer of the Collateral Manager. Each Borrowing Base Certificate delivered pursuant to this Section 6.8(f) shall further include the Applicable Exchange Rate as of such date. Section 6.9. Annual Statement as to Compliance. The Collateral Manager will provide to the Administrative Agent, within 120 days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2024, a fiscal report signed by a Responsible Officer of the Collateral Manager certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Default has occurred and is continuing or, if any such Collateral Manager Default has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Default. Section 6.10. The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. Section 6.11. Collateral Manager Defaults. Upon the occurrence of a Collateral Manager Default (unless waived by the Required Lenders in writing), notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to the Collateral Custodian (such notice, a “Collateral Manager Termination Notice”), may, in its sole discretion, terminate all of the rights and obligations of the Collateral Manager as Collateral Manager under this Agreement. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate the servicing, administering and collection of the Collateral; provided that, until any such assumption or delegation, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as Collateral Manager hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information as may be reasonably requested by the Administrative Agent to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof and (C) take all other actions requested by the 126 USActive 60440347.760440347.13

Collateral Custodian to withdraw on the related Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable. (vii) In performing its duties, (A) the Collateral Custodian shall comply with the standard of care and express terms of the Transaction Documents with respect to the collateral that it holds hereunder and (B) calculations made by the Collateral Custodian pursuant to this Section 7.2(b) shall be made using information provided by the Borrower or the Collateral Manager to the Collateral Custodian. (viii) The parties acknowledges that in accordance with the Customer Identification Program (CIP) requirements under the USA Patriot Act and its implementing regulations, the Collateral Custodian in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Custodian. The Borrower hereby agrees that it shall provide the Collateral Custodian with such information as it may reasonably request including, but not limited to, the Borrower’s name, physical address, tax identification number and other information that will help the Collateral Custodian identify and verify the Borrower’s identity (and in certain circumstances, the beneficial owners thereof) such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. (ix) The Collateral Custodian shall create a collateral database with respect to the Collateral (the “Collateral Database”), and update the Collateral Database daily for changes, including to reflect the sale or other disposition of the Collateral, based upon, and to the extent of, information furnished to the Collateral Custodian by the Borrower as may be reasonably required by the Collateral Custodian. (x) The Collateral Custodian shall track the receipt and daily allocation to the Accounts of Collections, the outstanding balances therein, and any withdrawals therefrom and, on each Business Day, provide to the Collateral Manager daily reports reflecting such actions as of the close of business on the preceding Business Day. (xi) The Collateral Custodian shall provide such other information with respect to the Collateral as may be routinely maintained by the Collateral Custodian or as may be required by this Agreement, in each case as the Borrower, Collateral Manager or the Administrative Agent may reasonably request from time to time. (xii) The Collateral Custodian shall notify the Borrower, the Collateral Manager and the Administrative Agent upon receiving notices, reports or proxies or any other requests relating to corporate actions affecting the Collateral. (xiii) All information reported with respect to (i) an individual Collateral denominated in any Available Currency other than Dollars and (ii) calculations, tests or 130 USActive 60440347.760440347.13 other determinations requiring the aggregation of Collateral (or groups thereof), such information shall be reported in Dollars based upon the Applicable Exchange Rate as provided by the Collateral Manager to the Collateral Custodian. (c) The Administrative Agent may direct the Collateral Custodian to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that, the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). (d) The Collateral Custodian shall be entitled to reasonably assume the genuineness of each such document and the genuineness and due authority of any signatures appearing thereon, shall be entitled to assume that each such document is what it purports to be. (e) Whenever in the administration of this Agreement the Collateral Custodian shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Collateral Custodian (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an order or direction of the Administrative Agent or the Collateral Manager. (f) The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Custodian has knowledge of such matter or written notice thereof is received by the Collateral Custodian. Section 7.3. Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement, except where an instrument of transfer or assignment is required by law to effect such succession, in which case, such Person executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder. Section 7.4. Collateral Custodian Compensation. 131 USActive 60440347.760440347.13 shall have been given to the Borrower and (ii) the date on which the Borrower acquires knowledge thereof; or (f) the occurrence of an Insolvency Event relating to the Borrower or the Equityholder; or (g) the occurrence and continuation of a Collateral Manager Default; (h) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $500,000 against the Borrower, and the Borrower shall not have, within ninety (90) days, either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or (i) the Borrower shall have made payments totaling more than $500,000 in the aggregate to settle any litigation, claim or dispute (excluding the amount of any payment made from insurance proceeds); or (j) the occurrence of a Change of Control; or (k) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or (l) the Advances Outstanding on any day exceed theexistence of a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency), and the same continues unremedied for (i) if the Collateral Manager provides to the Administrative Agent within two (2) Business Days both (x) a written certification that the Equityholder intends to cure such event and (y) evidence satisfactory to the Administrative Agent in its sole discretion that sufficient capital has been called from the investors in the Equityholder to cure such event, fifteen (15) consecutive Business Days, or (ii) otherwise, three (3) consecutive Business Days ; provided that the Administrative Agent may, at any time, extend the time periods set forth in this clause (l) in its sole discretion; or (m) the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent (such consent to be provided in the sole and absolute discretion of the Administrative Agent); or (n) the Borrower or the Collateral Manager fails to observe or perform any agreement or obligation with respect to the management and distribution of funds received with respect to the Loans, and such failure is not cured with three (3) Business Days; or (o) the Borrower shall cease to be a wholly-owned Subsidiary of the Equityholder, or the Borrower shall fail to qualify as a bankruptcy-remote entity based upon the criteria set forth in Section 4.1(u), such that neither Dechert LLP nor another law firm reasonably 141 USActive 60440347.760440347.13 terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable, subject to Section 9.2(c). The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, and to be applied pursuant to Section 2.8. For the avoidance of doubt, the occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2. (c) In connection with the sale of the Collateral following a declaration that the Obligations are immediately due and payable (or automatic acceleration thereof) pursuant to Section 9.2(a), the Collateral Manager (or any of its Affiliates or fund or account managed by the Collateral Manager or any Affiliate thereof or any investor in any of the foregoing (such Parties, the “Purchasing Parties”)) shall have the right of first refusal to purchase or refinance all of the Loans in the Collateral by paying to the Collateral Custodian in immediately available funds, an amount equal to all outstanding Obligations. If the Collateral Manager or any Affiliate thereof failsPurchasing Parties fail to exercise this purchase right within ten (10) Business Days following the declaration that the Obligations are immediately due and payable pursuant to Section 9.2(a), then such rights shall be irrevocably forfeited by the Collateral Manager and its AffiliatesPurchasing Parties (but, for the avoidance of doubt, such partiesthe Purchasing Parties shall have the right to participate in any sale pursuant to Section 9.2(b)). ARTICLE X. INDEMNIFICATION Section 10.1. Indemnities by the Borrower. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, the Collateral Custodian, the Secured Parties, the Affected Parties and each of their respective assigns and officers, directors, employees and agents thereof (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against, incurred by or asserted against such Indemnified Party arising out of or as a result of this Agreement or having an interest in the Collateral or in respect of any Loan included in the Collateral, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an amount equal to the amount it has collected from others in respect of such Indemnified Amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for 143 USActive 60440347.760440347.13

Indemnified Amounts (except to the extent resulting from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction by final non-appealable judgment) relating to or resulting from: (i) any representation or warranty made or deemed made by the Borrower, the Collateral Manager or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered; (ii) the failure of any Loan acquired on the Closing Date to be an Eligible Loan as of the Closing Date and the failure of any Loan acquired after the Closing Date to be an Eligible Loan on the related Funding Date; (iii) the failure by the Borrower or the Collateral Manager to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law; (iv) the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, an undivided security interest in the Collateral, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter; (v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Advances Outstanding that is less thana Borrowing Base Deficiency or equal to the Borrowing Base Deficiency (Currency) existing as of the close of business on sucheach Business Day; (vi) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral, whether at the time of any Advance or at any subsequent time, if such failure or delay (i) was caused by the Borrower or the Collateral Manager, (ii) could have been cured by either the Collateral Manager or the Borrower and such cure was not effected in a timely manner or (iii) resulted from a failure or delay by either the Borrower or the Collateral Manager to confirm satisfactory completion in a timely manner of any and all actions they requested in order to maintain compliance with the UCC or such other Applicable Law; (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Collateral (including, without limitation, a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms); (viii) any failure of the Borrower or the Collateral Manager to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by the Borrower or any 144 USActive 60440347.760440347.13 the written consent of any other Lender but with the written consent of the Borrower (not to be unreasonably withheld), provided further that no amendment, waiver or other modification shall: (a) increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender; (b) waive, extend (except as permitted under Section 2.3(c)) or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitment hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein, on any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (d) change Section 2.7, Section 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment of or transfer by the Borrower or Collateral Manager of such Person’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender; (g) make any modification to the definition of “Aggregate Borrowing Base”, “Advance Rate”, “Borrowing Bases”, “Canadian Dollar Borrowing Base”, “Dollar Borrowing Base”, “Euro Borrowing Base”, “GBP Borrowing Base”, “OLB” or “Excess Concentration Amount”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base, without the written consent of each Lender; or (h) release all or substantially all of the Collateral or release any Transaction Document (other than as specifically permitted or contemplated in this Agreement or any other Transaction Document) without the written consent of each Lender. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender. 155 USActive 60440347.760440347.13 USActive 60440347.760440347.13 Wells Fargo Bank, National Association $250,000,000400, 000,000 Lender Augustar Life Insurance Company Commitment $100,000,000 Annex B USActive 60440347.760440347.13 $325,000,000 $65,000,000 $80,000,000 Clause (b) Non-USD Loans $95,000,000 Clause (yx) Unfunded $110,000,000 $25,000,000 Second Lien Loans $25,000,000 $37,500,000 $32,500,000 $50,000,000 $400,000,000 $60,000,000 $40,000,000 $71,000,000 $32,500,000 $82,500,000 $47,500,000 Clause (b)(z)(i) 2 Largest Obligors $55,000,000 $25,000,000 $40,000,000 $32,500,000 $40,000,000 $475,000,000 $47,500,000 Clause (aaz) Fixed Rate $55,000,000 $47,500,000 $25,000,000 Clause (b)(z)(ii) Next 3 Largest Obligors Facility Amount1,2 $21,000,000 $32,500,000 $27,000,000 $55,000,000 $33,000,000 $40,000,000 $40,000,000 $550,000,000 $45,000,000 $47,500,000 Clause (b)(z)(iii) All Other Obligors $55,000,000 $16,000,000 $21,000,000 $26,000,000 Clause (zy) Non-US Loans $31,000,000 Clause (bbaa) Recurring Revenue Loans $36,000,000 $25,000,000 Required Minimum Equity $25,000,000 $32,500,000 Clause (x) $250,000,000 $70,000,000 $40,000,000 $95,000,000 $32,500,000 $115,000,000 $47,500,000 $135,000,000 Eligible Loans $160,000,000 $55,000,000 $40,000,000 Collateral Manager Defaults Annex C Clause (o) Excess Concentration Amount $10,000,000 $47,500,000 $13,000,000 $16,000,000 $19,000,000 Non-First Lien Loans $22,000,000 $55,000,000 (1) If the current Facility Amount is not equal to an amount set forth in the “Facility Amount” row, then the applicable Facility Amount shall be the next lowest amount set forth in the “Facility Amount” row. (2) If the Facility Amount is reduced below $250,000,000, each number in column 1 of the above chart shall be agreed to in writing (including via email) at the time of such reduction by the Borrower and the Administrative Agent. $50,000,000

APPENDIX B

~~EXECUTION VERSION~~Conformed through First Amendment, dated as of October 7, 2024

EXHIBITS AND SCHEDULES
TO
LOAN AND SECURITY AGREEMENT

Dated as of May 23, 2024

(NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C.)

EXHIBITS

EXHIBIT A-1	Form of Funding Notice
EXHIBIT A-2	Form of Repayment Notice
EXHIBIT A-3	Form of Reinvestment Notice
EXHIBIT A-4	Form of Borrowing Base Certificate
EXHIBIT A-5	Form of Approval Notice
EXHIBIT B	[Reserved]
EXHIBIT C	Form of Officer's Certificate as to Solvency
EXHIBIT D	Form of Officer's Closing Certificate
EXHIBIT E	Form of Release of Underlying Instruments
EXHIBIT F	Form of Certificate of Assignment
EXHIBIT G	[Reserved]
EXHIBIT H	[Reserved]
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	[Reserved]
EXHIBIT K	[Reserved]
EXHIBIT L-1	Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-2	Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-3	Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-4	Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT M	Form of Loan Checklist

SCHEDULES

SCHEDULE I	Legal Names
SCHEDULE II	Approved Broker Dealers and Approved Valuation Firms
SCHEDULE III	Loan List
SCHEDULE IV	Credit and Collection Policy
SCHEDULE V	Agreed-Upon Procedures
SCHEDULE VI	Closing Date Participations

USActive ~~60442013.7~~60442013.10

EXHIBIT A-1
To Loan and
Security Agreement

FORM OF FUNDING NOTICE

[Date]

(New Mountain Guardian IV Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 715-0067
via e-mail: cp.conduits@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Loan and Security Agreement dated as of May 23, 2024

Ladies and Gentlemen:

This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the "Equityholder") and as the seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent") and as the swingline lender (in such capacity, the "Swingline Lender"), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through their duly elected Responsible Officers, and holding the office set forth below such officer's name, hereby certify as follows:

1. The Borrower hereby request a [Loan][Swingline] Advance in the principal amount of ~~$~~____________. Each Advance requested pursuant to the first sentence shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and shall be at least equal to $500,000 (or the equivalent amount in the applicable Available Currency) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw) (the "Requested Advance").

2. The Borrower hereby requests that such Advance be made on the following date (the "Requested Funding Date"): ____________.

A-1-1

USActive 60442013.760442013.10

EXHIBIT A-2
To Loan and
Security Agreement

FORM OF REPAYMENT NOTICE

[Date]

(New Mountain Guardian IV Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 715-0067
via e-mail: agencyservices.request@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Loan and Security Agreement dated as of May 23, 2024

Ladies and Gentlemen:

This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the "Equityholder") and as the seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent") and as the swingline lender (in such capacity, the "Swingline Lender"), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through its duly elected Responsible Officer, and holding the office set forth below such officer's name, hereby certifies as follows:

1. [Pursuant to Section 2.3(b) of the Loan and Security Agreement, the Borrower desires to reduce the Advances Outstanding (an "Advance Reduction") by the amount of $_____________. Any reduction of the Advances Outstanding (other than with respect to payments of Advances Outstanding made by the Borrower to reduce the Required Advance Reduction AmountAdvances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the equivalent amount in the applicable Available Currency) and in integral multiples of $100,000 (or the equivalent amount in the applicable Available Currency) in excess thereof.

A-2-1

USActive 60442013.760442013.10

2. In connection with any such Advance Reduction, the Borrower shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest and Breakage Costs.] 3. [Pursuant to Section 2.3(a) of the Loan and Security Agreement, the Borrower desires to permanently and irrevocably reduce the Facility Amount (a “Facility Reduction”) by the amount of $_____________. Such Facility Reduction shall be in an amount equal to the Facility Amount, or, in the case of a partial reduction, $2,500,000 (or the equivalent amount in the applicable Available Currency) and in integral multiples of $250,000 (or the equivalent amount in the applicable Available Currency) in excess thereof.] 4. The Borrower hereby requests that such [Advance Reduction] [and] [Facility Reduction] be made on the following date: _____________. The undersigned certifies that all information contained herein is true and correct as of the date hereof. It is understood and acknowledged that undersigned is executing this Repayment Notice not in an individual capacity but solely as a Responsible Officer of the Borrower and is without any personal liability as to the matters contained in this Repayment Notice. [Remainder of Page Intentionally Left Blank] A-2-2 USActive 60442013.760442013.10 EXHIBIT A-3 To Loan and Security Agreement FORM OF REINVESTMENT NOTICE [Date] (New Mountain Guardian IV Holdings, L.L.C.) Wells Fargo Bank, National Association, as the Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Facsimile No.: (704) 715-0067 via e-mail: agencyservices.request@wellsfargo.com scp.mmloans@wellsfargo.com Re: Loan and Security Agreement dated as of May 23, 2024. Ladies and Gentlemen: This Reinvestment Notice is delivered to you pursuant to Sections 2.14 and 3.2 of that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through their duly elected Responsible Officers, each holding the office set forth below such officer’s name, hereby certify as follows: 1. Pursuant to Section 2.7(d) of the Loan and Security Agreement, the Borrower hereby requests a disbursement (a “Disbursement”) of Principal Collections from the Principal Collection Account in the amount of $_____________. 2. The Borrower hereby request that such Disbursement be made on the following date: _____________. 3. Attached to this Reinvestment Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof. A-3-1 USActive 60442013.760442013.10 A-4-1 USActive 60442013.760442013.10 EXHIBIT A-4 To Loan and Security Agreement FORM OF BORROWING BASE CERTIFICATE [Date] This certificate is delivered pursuant to that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Default, Event of Default or Collateral Manager Default has occurred and is continuing; (ii) all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Purchase Date with respect to any such Loan; and (iii) solely with respect to itself, each of the representations and warranties contained in the Loan and Security Agreement is true, correct and complete in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect). [As of the date hereof, (i) the Applicable Exchange Rate for Canadian Dollars is [], (ii) the Applicable Exchange Rate for Euros is [] and (iii) the Applicable Exchange Rate for GBP is [].]1 It is understood and acknowledged that each of the undersigned is executing this Borrowing Base Certificate not in an individual capacity but solely as a Responsible Officer of the Borrower or the Collateral Manager, as applicable, and is without any personal liability as to the matters contained in this Borrowing Base Certificate. 1 To be included in the Borrowing Base Certificate delivered on each Advance Date and each Reporting Date solely to the extent that (a) either (i) any Advance denominated in such Available Currency is outstanding or being requested on such date or (ii) any of the Collateral owned by the Borrower on such date is denominated in such Available Currency and (b) such Applicable Exchange Rates are not included in the Borrowing Base Report attached as Annex I to the Borrowing Base Certificate. F-3 USActive 60442013.760442013.10 EXHIBIT A To Exhibit F EXHIBIT A12 [Modify/add/delete as appropriate] 1. [Loan Agreement, dated as of ______________ ___, 20___ (together with all amendments and supplements from time to time thereto), between _______________________ and _____________________ relating to a loan in the original principal amount of $___________.] 2. [Promissory Note dated ___________ ___, 20___ in the original principal amount of $_________ issued by _____________ in favor of ______________.] 3. UCC-1 Financing Statements showing ________, as debtor, and ___________, as secured party. [Reference Recording Office and any assignments.] 4. [Reference other major loan documents, such as: security agreement, credit agreement, note purchase agreement, sale and servicing agreement, acquisition agreement, intercreditor agreement, guarantees, insurance policies and assumption or substitution agreements.] 12 Capitalized terms used but not defined herein shall have the meaning ascribed to them in the _______________.

APPENDIX C EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 1 DATED OCTOBER 7, 2024 May 23, 2024 NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C. as Pledgor WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Secured Parties and WESTERN ALLIANCE TRUST COMPANY, N.A., as Securities Intermediary ACCOUNT CONTROL AGREEMENT ARTICLE III THE SECURED ACCOUNTS Section 3. (A) Establishment of Secured Accounts. The Securities Intermediary acknowledges and agrees that, at the direction and on behalf of the Secured Party, it has established and is maintaining on its books and records, in the name of the Pledgor, (i) the securities account designated as the “Collateral Account” with account number 10104900 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Collateral Account”), (ii) the securities account designated as the “Principal Collection Account” with account number 10104902 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Principal Collection Account”), (iii) the securities account designated as the “Interest Collection Account” with account number 10104901 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Interest Collection Account”) and, (iv) the securities account designated as the “Unfunded Exposure Account” with account number 10104903 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Unfunded Exposure Account”), (v) the securities account designated as the “CAD Principal Collection Account” with account number 10104905 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “CAD Principal Collection Account”), (vi) the securities account designated as the “CAD Interest Collection Account” with account number 10104904 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “CAD Interest Collection Account”), (vii) the securities account designated as the “CAD Unfunded Exposure Account” with account number 10104906 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “CAD Unfunded Exposure Account” and, together with the CAD Principal Collection Account and the CAD Interest Collection Account, the “Canadian Dollar Account”), (viii) the securities account designated as the “Euro Principal Collection Account” with account number 10104908 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Euro Principal Collection Account”), (ix) the securities account designated as the “Euro Interest Collection Account” with account number 10104907 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Euro Interest Collection Account”), (x) the securities account designated as the “Euro Unfunded Exposure Account” with account number 10104909 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “Euro Unfunded Exposure Account” and together with the Euro Principal Collection Account and the Euro Interest Collection Account, the “Euro Account”), (xi) the securities account designated as the “GBP Principal Collection Account” with account number 10104911 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “GBP Principal Collection Account”), (xii) the securities account designated as the “GBP Interest Collection Account” with account number 10104910 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “GBP Interest Collection Account”) and (xiii) the securities account designated as the “GBP Interest Collection Account” with account number 10104912 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “GBP Unfunded Exposure Account” and together with the GBP Principal Collection Account and the GBP Interest -2- Collection Account, the “GBP Account” and, together with the Collateral Account, the Principal Collection Account and, the Interest Collection Account, the Unfunded Exposure Account, the Canadian Dollar Account and the Euro Account, the “Secured Accounts”). For the avoidance of doubt (i) the Securities Intermediary shall have the right to maintain such subaccounts of Secured Accounts as it deems necessary or appropriate for convenience of administration of this Agreement and (ii) references herein to a Secured Account shall include all subaccounts of such Secured Account. (b) Status of Secured Accounts; Treatment of Property as Financial Assets; Relationship of Parties. The Securities Intermediary hereby agrees with the Pledgor and Secured Party that: (i) each Secured Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC and Article 1(1)(b) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”)) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and an “intermediary” (within the meaning of Article 1(1)(c) of the Hague Securities Convention); (ii) each item of property (whether cash, a security, an instrument or any other property) credited to any Secured Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC), provided that nothing herein shall require the Securities Intermediary to credit to the Secured Accounts or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof (within the meaning of Section 8-504 of the UCC); and (iii) each Secured Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Loan Agreement. The Pledgor and Secured Party hereby directs the Securities Intermediary, subject to the terms of this Agreement, to identify the Secured Party on its books and records as the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) and the “account holder” (within the meaning of Article 1(1)(d) of the Hague Securities Convention) with respect to each Secured Account and the property held therein and the Securities Intermediary agrees to do the same. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively “Loan Assets”) may be acquired and delivered by the Pledgor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a “security” (as that term is defined in UCC Section 8-102) or an “instrument” (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile or .pdf copy of an assignment agreement (“Loan Assignment Agreement”) in favor of the Pledgor as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Pledgor, and (c) any duty on the part of the Securities Intermediary with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Loan Assignment Agreement that may be delivered to it. At the time of its entry into the governing law provisions of any agreement between the Pledgor and the Securities Intermediary governing the Secured Accounts (each such agreement, including the Account Documents, an “Account Agreement”) that are currently in force and at each time of any later amendment to any Account Agreement that reaffirmed such governing law provisions, the Securities -3-